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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STEADYMED LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STEADYMED LTD.
SCHEDULE 14A PROXY STATEMENT AND
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2016

To Our Shareholders:

        You are cordially invited to attend our 2016 Annual General Meeting of Shareholders of SteadyMed Ltd., an Israeli corporation (the "Company"), which will be held on October 5, 2016, at 10:00 a.m. local time, at the offices of SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583.

        The purpose of the meeting is to:

  1.
  Approve the Company's Eleventh Amended and Restated Articles of Association;

  2.
  Reclassify Elizabeth Cermak and Donald Huffman (both former external directors) as Class I directors with terms expiring upon the annual general meeting of shareholders in 2018 and reclassify Ron Ginor (an existing Class I director) as a Class III director with a term expiring upon the annual general meeting of shareholders in 2017;

  3.
  Elect Keith Bank and Stephen Farr (both existing Class II directors) to continue to serve as Class II directors, each for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until their successor have been elected and qualified, or until their offices are vacated in accordance with the Company's Articles of Associations or the Israeli Companies Law, 5759-1999 ("Companies Law");

  4.
  Approve the adoption of an amended compensation policy;

  5.
  Appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, and report to the shareholders on the remuneration for such independent auditor as determined by the Board of Directors;

  6.
  Approve an amendment to the Company's Amended and Restated 2009 Stock Option Plan;

  7.
  Approve grant of stock options to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company;

  8.
  Report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements; and

  9.
  Transact any other business that may properly come before the meeting or any postponements or adjournments of the meeting.

        These items of business to be transacted at the meeting are more fully described in the proxy statement, which is part of this notice.

        The record date for the 2016 annual general meeting is August 29, 2016. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

        All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

        Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

By Order of the Board of Directors
/s/ JONATHAN M.N. RIGBY Mr. Jonathan M.N. Rigby, President, CEO, and Director
August 31, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2016

The proxy statement, proxy card and financial statements as included in our Annual Report on Form 10-K filed on March 29, 2016 are available at www.cstproxy.com/steadymed/2016

STEADYMED LTD.

2016 PROXY STATEMENT

Page
2016 Proxy Statement	1
Questions and Answers about the 2016 Annual General Meeting of Shareholders	2
PROPOSAL 1: Replacement of Restated Articles of Association	6
PROPOSAL 2: Reclassification of Certain Member of the Board of Directors	8
PROPOSAL 3: Election of Directors	10
Structure and Practices of Board of Directors	14
PROPOSAL 4: Adoption of Amended Compensation Policy	20
PROPOSAL 5: Appointment of Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global, as the Company's Independent Auditor For the Year Ending December 31, 2016, and until the Next General Meeting	23
Fees Paid To the Independent Auditor	23
Pre-Approval of Audit and Non Audit Services	24
Report on Financial Statements	24
Report of the Audit Committee	24
PROPOSAL 6: Amendment to Company's Amended and Restated 2009 Stock Option Plan	26
PROPOSAL 7: Approval of the Grant of Stock Options to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company	27
OTHER INFORMATION REGARDING THE COMPANY	28
Executive Officers	28
Executive Compensation	28
Security Ownership of Certain Beneficial Owners and Management	35
Section 16(a) Beneficial Ownership Reporting Compliance	38
Certain Relationships and Related Transactions	38
OTHER MATTERS	41
NO DISSENTERS' RIGHTS	41
SHAREHOLDER PROPOSALS	41
ADDITIONAL INFORMATION	41

STEADYMED LTD.
5 Oppenheimer Street
Rehovot 7670105, Israel

2016 PROXY STATEMENT

        This Proxy Statement is furnished by and on behalf of the Board of Directors of SteadyMed Ltd., an Israeli corporation ("we", "us", "our", "SteadyMed", or the "Company"), in connection with our Annual General Meeting of Shareholders to be held on Wednesday, October 5, 2016 at 10:00 a.m. local time, at the offices of SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583.

        At the meeting shareholders will vote on (i) approval of amended and restated articles of association, (ii) reclassification of certain members of the board of directors, (iii) election of directors, (iv) adoption of an amended compensation policy, and (v) appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, (vi) approval of amendment to our Amended and Restated 2009 Stock Option Plan, and (vii) approval of the grant of stock options to our chief executive officer, as well as transact any other business that may properly come before the meeting.

        The record date for the meeting is August 29, 2016. Only shareholders of record at the close of business on that date are entitled to vote at the meeting.

        By signing and returning the proxy card, you authorize Jonathan M.N. Rigby, President and Chief Executive Officer of SteadyMed, or David W. Nassif, Executive Vice President and Chief Financial Officer of SteadyMed, to represent you and vote your shares at the meeting in accordance with your instructions. He may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

        We are an "emerging growth company" under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We may take advantage of these provisions until we are no longer an emerging growth company. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.0 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. We may choose to take advantage of some but not all of these reduced disclosure requirements.

        In addition, we are a "smaller reporting company" under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and have elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

        We are first making available this proxy statement and accompanying materials to shareholders on or about August 31, 2016.

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US IN THE ENVELOPE PROVIDED.

Questions and Answers about the 2016 Annual General Meeting of Shareholders

What is the purpose of the 2016 Annual General Meeting of Shareholders?

        At the 2016 Annual General Meeting of Shareholders, the shareholders will be asked to:

  1.
  Approve the Company's Eleventh Amended and Restated Articles of Association (PROPOSAL 1);

  2.
  Reclassify Elizabeth Cermak and Donald Huffman (both former external directors) as Class I directors with terms expiring upon the annual general meeting of shareholders in 2018, and to reclassify Ron Ginor (an existing Class I director) as a Class III director with a term expiring upon the annual general meeting of shareholders in 2017 (PROPOSAL 2);

  3.
  Elect Keith Bank and Stephen Farr (both existing Class II directors) to continue to serve as Class II directors, each for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until their successors have been elected and qualified, or until their offices are vacated in accordance with the Company's Articles of Associations or the Israeli Companies Law (PROPOSAL 3);

  4.
  Approve the adoption of an amended compensation policy (PROPOSAL 4);

  5.
  Appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, and report to the shareholders on the remuneration for such independent auditor as determined by the Board of Directors (PROPOSAL 5); and

  6.
  Amendment to Company's Amended and Restated 2009 Stock Option Plan (PROPOSAL 6)

  7.
  Approval of the grant of stock options to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company (PROPOSAL 7)

  8.
  To report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements.

        Shareholders will also transact any other business that may properly come before the meeting. Members of SteadyMed's management team will be present at the meeting to respond to appropriate questions from shareholders.

Who is entitled to vote?

        The record date for the meeting is August 29, 2016. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. Each ordinary share of the Company entitles the holder thereof to one vote on each matter properly brought before the 2016 Annual General Meeting. As of the Record Date, 20,139,826 ordinary shares were issued and outstanding.

What is the difference between being a "record holder" and holding shares in "street name"?

        A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

Am I entitled to vote if my shares are held in "street name"?

        If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of shares held in "street name". If your shares are held in street name, the proxy materials are being forwarded to you by your bank or brokerage firm (the "record holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to the record holder, the shares will be treated as broker non-votes. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from the record holder.

What is the quorum requirement?

        A quorum is necessary to hold a valid meeting. The quorum required for a general meeting of shareholders consists of at least two shareholders present, in person or by proxy, who hold shares conferring at least 25% of the voting power of our Company. A meeting adjourned for lack of a quorum generally is adjourned to the same day in the following week at the same time and place, or any time and place as the directors designate in a notice to the shareholders.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

Who can attend the 2016 Annual General Meeting of Shareholders?

        All SteadyMed shareholders of record as of the close of business on August 29, 2016 may attend the 2016 Annual General Meeting of Shareholders. Directions to the meeting can be found at www.steadymed.com/contact.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each ordinary share you own as of the Record Date.

Can I change my vote after I submit my proxy?

        If you are a record holder of shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted:

  •
  by signing and delivering another proxy with a later date;

  •
  by giving written notice of such revocation to our corporate secretary prior to or at the meeting; or

  •
  by voting in person at the meeting.

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting the record holder, or, if you have obtained a legal proxy from the record holder giving you the right to vote your shares, by attending the meeting and voting in person. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to our corporate secretary before your proxy is voted or before you vote in person at the meeting.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Against" votes, abstentions, and broker non-votes.

How does the Board of Directors recommend I vote on the proposals?

        The Board recommends that you vote FOR:

  1.
  Approve the Company's Eleventh Amended and Restated Articles of Association (PROPOSAL 1);

  2.
  Reclassify Elizabeth Cermak and Donald Huffman (both former external directors) as Class I directors with terms expiring upon the annual general meeting of shareholders in 2018, and to reclassify Ron Ginor (an existing Class I director) as a Class III director with a term expiring upon the annual general meeting of shareholders in 2017 (PROPOSAL 2);

  3.
  Elect Keith Bank and Stephen Farr (both existing Class II directors) to continue to serve as Class II directors, each for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until their successor have been elected and qualified, or until their offices are vacated in accordance with the Company's Articles of Associations or the Israeli Companies Law (PROPOSAL 3);

  4.
  Approve the adoption of an amended compensation policy (PROPOSAL 4);

  5.
  Appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, and report to the shareholders on the remuneration for such independent auditor as determined by the Board of Directors (PROPOSAL 5);

  6.
  Approve the amendment to the Company's Amended and Restated 2009 Stock Option Plan (PROPOSAL 6);

  7.
  Approve a grant of stock options to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company (PROPOSAL 7); and

  8.
  To report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements.

What if I do not specify how my shares are to be voted?

        If you submit a proxy but do not indicate any voting instructions, the proxy holders will vote in accordance with the recommendations of the Board of Directors as described above.

Will any other business be conducted at the meeting?

        As of the date of this proxy statement, we know of no other business that will be presented at the meeting. If any other matter arises and is presented properly to the shareholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the directors?

        The election of the directors requires the affirmative vote of a majority of the shares present and voting at the meeting (in person or by proxy).

How many votes are required to appoint our independent auditor?

        The appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

What is an abstention and how will abstentions be treated?

        An "abstention" represents a shareholder's affirmative choice to decline to vote on a proposal. Abstained shares are treated as shares present for quorum and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

        Broker non-votes will be treated as shares present for quorum purposes, but do not count as votes for or against any proposal in this proxy statement.

Where can I find the voting results of the 2016 Annual General Meeting of Shareholders?

        We plan to announce preliminary voting results at the 2016 Annual General Meeting of Shareholders and to publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC") within four days of the 2016 Annual General Meeting of Shareholders.

PROPOSAL 1—REPLACEMENT OF ARTICLES OF ASSOCIATION

        Our current articles of association, the Tenth Articles of Association, were adopted by our board of directors and shareholders in connection with our initial public offering. Under the Tenth Articles Association, among other things, our board of directors must include three director classes, which are elected at annual general meetings of shareholders in a staggered fashion, and at least two external directors, who are elected outside the staggered classes. Recent changes under the Israeli Companies Law, 5759-1999 and its regulations (the "Companies Law") now allow us among other things (as discussed below) to not nominate external directors and to divide all our directors among the staggered director classes, without separate external directors, if certain conditions are met.

        As discussed below, we meet these conditions and our board of directors has determined that it is in the best interest of SteadyMed and its shareholders to take advantage of these regulatory changes. To do so, we must update our articles of association and our board of directors has approved the Eleventh Articles of Association, attached as EXHIBIT A to this proxy statement, as the replacement to our Tenth Articles of Association.

Regulatory Changes

        On April 2016, an amendment to the Companies Regulations (Relieves for Public Companies Whose Shares are Listed for Trading on an Exchange Abroad 5760-2000) (the "Regulations") promulgated under the Companies Law was published.

        These Regulations, among other things, allow Israeli corporations traded in certain stock exchanges, including The NASDAQ Stock Market, or NASDAQ, to follow certain practices that are less restrictive than those imposed on corporations traded in Israel or to otherwise disregard specific requirements under the Companies Law, provided certain Conditions (as defined below) are met.

        The provisions of the Companies Law that may be disregarded under the Regulations are:

  •
  The requirements under the Companies Law with respect to the composition of the audit committee and the required quorum for its operation (section 115 and 116A of Companies Law);

  •
  The requirement under the Companies Law to nominate a compensation committee (section 118A of Companies Law), provided that the company maintains an audit committee and a compensation committee subject to NASDAQ and SEC rules and regulations, as applicable;

  •
  The requirements to nominate at least one external director to each of the board committees (Section 243 of the Companies Law) and to nominate at least two external directors (Section 239(a) of the Companies Law), provided that the company nominates independent directors according to NASDAQ and SEC rules and regulations, as applicable, and that not all board members are of the same gender;

  •
  The requirement to nominate at least two external directors, at least one of which shall be a director with financial and accounting expertise, and the rest of which are of professional competence (as determined under the Companies Law) (section 219(c) of the Companies Law); and

  •
  The requirement not to appoint an external director to be an office holder in the company, as an employee, or service provider to the company, for a consideration, directly or indirectly, including through a corporation under such external director's control, unless two years have lapsed as of the date of the end of his tenure as an external director of the company (section 249 of the Companies Law).

        For our purposes, the required "Conditions" are all of the following: (i) the company's shares are listed for trade in one of the stock exchanges listed in the Regulations; (ii) there is no control holder in the company; and (iii) the company is in compliance with the laws and regulations of the United States, as it applies on companies incorporated in the United States, regarding appointment of independent directors, and the composition of audit and compensation committees.

Implementation

        In accordance with such Regulations, our board of directors has determined that for as long as the company meets the Conditions set forth in the Regulations, the Company elects not to be subject to the provisions described above.

        As a consequence, our external directors shall no longer be considered external directors under the Companies Law and shall no longer be subject to the rules and regulations concerning their compensation, tenure and other terms, except that the company must allow them to continue to serve as regular directors in the company, until the earlier of the end of their tenure or the end of the second annual general meeting of shareholders to be held following such resolution of our board of directors.

        The implementation of the resolutions described above requires an amendment of our current Tenth Amended and Restated Articles of Association, and we are proposing to replace the current restated articles with the Eleventh Amended and Restated Articles of Association, attached as EXHIBIT A to this proxy statement. The amendment aims to remove the mandatory requirement to appoint external directors, and adopt any applicable changes to the wording thereof resulting from the removal of such mandatory requirement.

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, to approve the replacement of the current Amended and Restated Articles with the Eleventh Amended and Restated Articles of Association as attached hereto.

VOTE REQUIRED:

        The affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolution.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REPLACEMENT OF THE CURRENT AMENDED AND RESTATED ARTICLES WITH THE ELEVENTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION AS ATTACHED HERETO.

PROPOSAL 2—RECLASSIFICATION OF DIRECTORS

Board Composition

        Under our restated articles, our board of directors must consist of at least five and not more than nine directors. Our board of directors currently consists of seven directors, including two classified as external directors under the Companies Law. Our non-external directors are divided into three classes, with each class elected at a general meeting of our shareholders every three years, in a staggered fashion, and each director serves for three years or until they are removed by our shareholders at a general meeting of our shareholders or upon the occurrence of certain events, in accordance with the Companies Law and our restated articles of association. Any additional non-external directors will be distributed among the three classes so that, as nearly as possible, each class will consist of approximately one-third of our non-external directors. This division of our directors, into three classes with staggered three-year terms, may delay or prevent a change of our management or a change in control.

        Following recent regulatory changes under the Companies Law, our board of directors has determined that it is in the best interest of SteadyMed and its shareholders to divide all our directors among staggered director classes, without separate external directors. For further discussion please see Proposal 1 above.

        Subject to shareholder approval of our Eleventh Articles of Association in accordance with Proposal 1, we are recommending the reclassification of Elizabeth Cermak and Donald Huffman (both former external directors) as Class I directors with terms expiring upon the annual general meeting of shareholders in 2018. To balance the classes, we are also recommending the reclassification of Ron Ginor (an existing Class I director) as a Class III director with a term expiring upon the annual general meeting of shareholders in 2017.

        Our former external directors are each serving an initial term of three years expiring upon the annual meeting of shareholders in 2018, and according to the Regulations may not be removed from office and put for re-election prior to the earlier of: (i) termination of their 3 year tenure; or (ii) the end of the second annual shareholders meeting of the Company as of the date of determination of adoption of the applicable Regulatory Changes. Both former external directors shall continue to serve as directors (not external directors) (for as long as they meet the independence requirements of the NASDAQ and SEC rules and regulations, as applicable, and for as long as the Conditions are met), and be classified as Class I directors, with terms expiring upon the annual general meeting of shareholders in 2018.

        Following the recommended changes, the three classes of directors serving staggered, three-year terms shall be as follows:

  Class II Directors (term expiring upon the annual general meeting of shareholders in 2016)

    Keith Bank
    Stephen Farr

  Class III Directors (term expiring upon the annual general meeting of shareholders in 2017)

    Jonathan Rigby
    Ron Ginor

  Class I Directors (term expiring upon the annual general meeting of shareholders in 2018)

    Elizabeth Cermak
    Donald Huffman
    Brian Stark

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, to approve the reclassification of our directors as described above.

VOTE REQUIRED:

        The affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolution.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
RECLASSIFICATION OF OUR DIRECTORS AS DESCRIBED ABOVE.

PROPOSAL 3—ELECTION OF DIRECTORS

Current Nominees

        The terms of our Class II Directors will expire at this 2016 Annual General Meeting of Shareholders. Upon recommendation by our nominating and corporate governance committee, the board of directors proposes for nomination Keith Bank and Steve Farr as Class II Directors for three-year terms expiring at the annual general meeting of shareholders to be held in 2019 and until their successors are elected and qualified. The board of directors elected Mr. Bank and Dr. Farr to the board in February 2009 and May 2012, respectively, based on its review of the respective candidate's experience and qualifications. Mr. Bank was initially identified to our board of directors by Ron Ginor, one of our directors. Dr. Farr was initially identified to our board of directors by Jonathan Rigby, our chief executive officer.

        Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. The affirmative vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote is required to elect each of the two nominees named in this proxy statement as directors.

        The following is a brief biography of the nominees for election as directors as of July 15, 2016:

Current Nominees whose Term Expires at this 2016 Annual General Meeting

        Keith Bank, age 56, has served as a member of our board of directors since February 2009, and has served as Chairman of the Board since May 2012. Mr. Bank was the founder, and has served as Managing Director of KB Partners, an early stage venture capital firm, since its inception in 1996. Mr. Bank was a founding board member of the Illinois Venture Capital Association and has been an active early stage investor and board member across many industries and companies over his twenty-year venture capital career. Prior to starting KB Partners, Mr. Bank was a commercial real estate developer and entrepreneur. He is a Magna Cum Laude graduate of the Wharton School of Business at the University of Pennsylvania and received an MBA with honors from the J.L. Kellogg School of Management at Northwestern University. We believe Mr. Bank's extensive investment and management experience qualify him to serve on our board of directors.

        Stephen J. Farr, Ph.D., age 57, has served as a member of our board of directors since May 2012. Dr. Farr has served as President and a member of the board of directors of Zogenix Inc since May 2006. From 1995 to August 2006, Dr. Farr held positions of increasing responsibility within pharmaceutical sciences and research and development at Aradigm Corporation, and he served most recently as Senior Vice President and Chief Scientific Officer. From 1986 to 1994, Dr. Farr was a tenured professor at the Welsh School of Pharmacy, Cardiff University, United Kingdom, concentrating in the area of biopharmaceutics. He is a fellow of the American Association of Pharmaceutical Scientists and Adjunct Professor in the Department of Pharmaceutics, School of Pharmacy, Virginia Commonwealth University. Dr. Farr is a registered pharmacist in the United Kingdom and obtained his Ph.D. degree in Pharmaceutics from the University of Wales. As a member of our board of directors since 2012, Dr. Farr has extensive knowledge of our business, history and culture, including his in-depth involvement with the development and regulatory approval of drug-device technologies as well as his significant experience in research and development and thorough knowledge of the pharmaceutical product development process, which we believe qualifies him to serve as a director of the Company.

PROPOSED RESOLUTION

        You are requested to adopt the following resolutions:

          Resolved, to elect Mr. Keith Bank (an existing Class II director) to continue to serve as a Class II director, for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company's Articles of Associations or the Israeli Companies Law; and

          Resolved, to elect Mr. Stephen Farr (an existing Class II director) to continue to serve as a Class II director, for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company's Articles of Associations or the Israeli Companies Law.

VOTE REQUIRED

        The affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolutions.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TWO NOMINEES NAMED ABOVE.

Continuing Directors

        The following is a brief biography of each continuing director as of July 15, 2016:

Directors Continuing in Office whose Term Expires at the 2017 Annual General Meeting

        Jonathan M.N. Rigby, age 48, has served as our President and Chief Executive Officer and a member of our board of directors since August 2011. Since March 2016, Mr. Rigby has been a member of the board of directors of Xeris Pharmaceuticals, Inc., a privately-held specialty biopharmaceutical company. In 2006 Mr. Rigby cofounded Zogenix, Inc. a specialty pharmaceutical company focused on the development and commercialization of CNS and pain products where he served as the company's Vice President of Business Development until December 2010. As a member of the senior management team he played an important role in the development, approval and U.S. launch of the world's first needle free drug device combination product to treat migraine. Between 2002 and 2006 Mr. Rigby held positions of increasing responsibility at Aradigm Corporation, including Vice President of Business Development where he was involved in M&A activities as well as inhalation delivery technology licensing in various therapeutic fields including Pulmonary Arterial Hypertension, or PAH. Between 1995 and 2002 Mr. Rigby held various commercial and business development positions at Profile Therapeutics, UK, where he played a key role in the licensing of inhalation technology that resulted in the approval and launch of an inhalation product to treat PAH. Between 1990 and 1995 he held various sales and marketing positions at large pharmaceutical companies including Merck Sharpe and Dohme, or MSD, and Bristol Myers Squibb, or BMS. Mr. Rigby has a Bachelor of Science Degree, with Honors, in Biological Sciences from Sheffield University, UK, and an MBA from Portsmouth University, UK. Given that Mr. Rigby has extensive and broad experience in the pharmaceutical, drug delivery and medical device industry as well as a proven record in contributing to the development, approval, launch and commercialization of pharmaceutical products qualifies him to serve as our President, CEO and member of our board of directors.

Directors Continuing in Office whose Term Expires at the 2018 Annual General Meeting (provided that Dr. Ginor's term shall expire at the 2017 Annual General Meeting subject to the approval of Proposal 2 herein regarding his reclassification as a Class III director)

        Ron Ginor, M.D., age 47, has served as a member of our board of directors since January 2009. Since September 2015, Dr. Ginor has served as Venture Partner of OrbiMed Advisors. Since June 2013, Dr. Ginor has served as Chief Executive of Unit 82, a strategic intelligence company. Dr. Ginor served as CEO at Becker & Associates Consulting, Inc., a highly specialized regulatory consulting firm, from 2011 to 2012. Dr. Ginor also served as President from January 2007 to August 2011, as Medical Director from September 2008 to July 2012, and as President of Becker Venture Services Group from 2007 to 2012. At Becker, Dr. Ginor specialized in guiding medical device companies through initial research and development, clinical study development and management and, ultimately, FDA approval and third party reimbursement. Since October 2007, Dr. Ginor has served as the Managing Director for Samson Venture Partners, LLC, a life science investment fund. Dr. Ginor is a graduate of the Elliot School of International Affairs with a degree in International Economics, and the George Washington University School of Medicine. Prior to leaving academic medicine in 1997, Dr. Ginor worked on the development of conformal 3D radiation therapy modalities for prostate cancer treatment at The Memorial Sloan Kettering Cancer Center and on radio sensitizing drugs at Stanford University. Dr. Ginor holds several U.S. and International patents, and has published extensively in peer reviewed literature. We believe Dr. Ginor's relevant experience qualifies him to serve as a director of the Company.

        Brian J. Stark, age 61, has served on our Board of Directors since February 2012. Mr. Stark was a Founding Partner of Stark Investments in 1993, a multi-strategy global hedge fund, which managed in excess of $14 billion of assets during its peak years. Mr. Stark served as the firm's Chief Executive Officer and Chief Investment Officer from 1993 through 2013, and was responsible for global portfolio construction and capital allocation. In 2012, Stark Investments elected to close its funds; Mr. Stark continues to serve as the firm's Chief Executive Officer and Chief Investment Officer overseeing the wind-down of the funds' assets. Mr. Stark managed predecessor hedge funds between 1987 and 1992. Mr. Stark is the author of Special Situation Investing: Hedging, Arbitrage and Liquidation published by Dow Jones Irwin in 1983. Prior to entering professional fund management, he was a partner at the commercial litigation firm of Coghill & Goodspeed, P.C. He currently serves on the board of directors of Marcus Corporation (NYSE: MCS), in addition to the Wisconsin Advisory Board for US Bank. Mr. Stark obtained his J.D. (cum laude) from Harvard Law School in 1980 and his B.A. (Magna Cum Laude) from Brown University in 1977. We believe Mr. Stark's extensive legal, investment and management experience qualify him to serve on our board of directors.

Former External Directors Continuing in Office (as regular directors) whose Term Expires at the 2018 Annual General Meeting (and who shall be reclassified as Class I directors subject to the approval of Proposal 2 herein)

        Donald D. Huffman, age 69, has served as a member of our board of directors since March 2015. Since July 2013, Mr. Huffman has served on the board of directors of Dance Biopharm Inc., a company developing inhaled insulin, after consulting to the company from April 2012 to July 2013. In July 2014, Mr. Huffman joined the board of directors of Amarantus BioScience Holdings, Inc., a publicly-held company developing treatments and diagnostics for neurological diseases and regenerative medicine. From September 2010 to March 2012, Mr. Huffman served as the Chief Financial Officer and later, Co-President of Wafergen Biosystems Inc., a publicly-held company. From October 2008 to September 2010, Mr. Huffman served as the Chief Financial Officer of Asante Solutions, Inc., a medical device company with an approved wearable insulin pump. Previously, Mr. Huffman served as Chief Financial Officer of Guava Technologies, Inc. (now Merck) and was Chief Financial Officer and principal of Sanderling Ventures, a biomedical venture capital firm. Also, Mr. Huffman was Chief Financial Officer of three other public companies: Volcano Corporation (acquired by Royal Philips); Microcide Pharmaceuticals, Inc.; and Celtrix Pharmaceuticals, Inc. (now Insmed). Mr. Huffman earned a B.S. in Mineral Economics from Pennsylvania State University, an M.B.A. from the State University of New York at Buffalo and completed the Financial Management Program at the Stanford University Graduate School of Business. We believe that Mr. Huffman possesses specific attributes that qualify him to serve on our board of directors, including his experience as a board member and as a chief financial officer of several public biopharmaceutical and medical device companies and his understanding of the operations and issues that affect similarly situated companies. Based on Mr. Huffman's extensive senior management experience in the biopharmaceutical and medical device industries, particularly in previous key corporate finance and accounting positions as chief financial officer of four public companies, we have determined that he qualifies as an audit committee financial expert.

        Elizabeth Cermak, age 58, has served on our Board of Directors since July 2015. Since July 2014 Ms. Cermak has served on the Board of Clarus Therapeutics Inc. Previously Mrs. Cermak served as Executive Vice President, Chief Commercial Officer for POZEN, Inc. (NASDAQ: POZN) from 2009 to 2013. As a member of the Executive Committee, she led all Commercial, Business Development and Alliance Management functions and worked closely with the Board of Directors on corporate strategy execution. Prior to that Ms. Cermak. spent 25 years at Johnson & Johnson serving in notable senior management roles including VP, Global Marketing for a Personal Products portfolio in the Consumer Health Care business (NYSE: JNJ), VP of the Women's Healthcare RX Franchise for Ortho-McNeil Pharmaceuticals and General Manager for the Johnson & Johnson Health & Fitness Services Business. Ms. Cermak holds an MBA in Finance from Drexel University in Philadelphia, PA, and a BA Cum Laude in Accounting and Spanish from Franklin and Marshall College in Lancaster, PA. We believe that Ms. Cermak possesses specific attributes that qualify her to serve on our board of directors, including her experience in the biopharmaceutical and medical device industries, particularly in previous key commercial and business development positions at large public companies, and her understanding of the operations and issues that affect similarly situated companies.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Independent Directors

        Under the listing requirements and rules of NASDAQ, independent directors must comprise a majority of our board of directors. The board consults with the Company's counsel to ensure that the board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

        Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, with the exception of Jonathan Rigby, who is our chief executive officer, each of our directors is "independent" under NASDAQ rules. In making this determination, our board of directors considered the current and prior relationships that each director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares by each director.

Board Leadership Structure

        Our board of directors believes it is in the best interest of the Company to make the determination regarding the separation of the roles of chief executive officer and chairman of the board based on varied considerations, including the position and direction of the Company and the membership of the board at any given time. Our board of directors has determined that having Jonathan Rigby serve as chief executive officer and Keith Bank serve as chairman of the board is in the best interest of the Company's shareholders at this time. This structure permits Mr. Rigby to manage our day-to-day operations and Mr. Bank to oversee the board's activities.

Risk Oversight

        The board of directors oversees the Company's risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them. In its risk oversight role, the board of directors reviews annually the Company's strategic plan, which includes an assessment of potential risks facing the Company. While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. In particular, the audit committee focuses on financial risk, including internal controls. In addition, in setting compensation, the compensation committee strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the Company's business strategy. Each committee regularly reports to the full board of directors.

External Directors

        Until August 8, 2016, under the Companies Law, we were required to have at least two directors who qualify as external directors. In the annual general meeting of shareholders in 2015, Donald Huffman and Elizabeth Cermak were elected to serve as our external directors. Following Regulatory Changes, and as determined by our board of directors on August 8, 2016, we are no longer required to have external directors, subject to certain Conditions. For further discussion please see Proposal 1.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. We are required to comply with the NASDAQ rules regarding the composition of our board committees.

        The composition and functions of our established committees are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

        In order to comply with NASDAQ rules, we will maintain an audit committee consisting of at least three independent directors, all of whom are financially literate and at least one of whom has accounting or related financial management expertise. Our audit committee consists of Elizabeth Cermak, Stephen Farr, and Donald Huffman, and is chaired by Donald Huffman. Donald Huffman is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission, or SEC rules. Each of the members of our audit committee is "independent" as such term is defined in Rule 10A 3(b)(1) under the Exchange Act and under NASDAQ rules.

        Our board of directors has adopted an audit committee charter setting forth the responsibilities of the audit committee consistent with the Companies Law and applicable rules and regulations of the SEC and NASDAQ, including the following:

  •
  determining whether there are deficiencies in the business management practices of our company, including in consultation with our internal auditor or the independent auditor, and making recommendations to the board of directors to improve such practices;

  •
  determining whether to approve certain related party transactions (including transactions in which an office holder has a personal interest) and whether such transaction is extraordinary or material and determining whether to approve certain related party transactions as defined under SEC Regulation S-K Item 404 to the extent required by SEC regulations and the Companies Law;

  •
  determining the process for the approval of certain transactions with controlling shareholders or in which a controlling shareholder has a personal interest;

  •
  where the board of directors approves the working plan of the internal auditor, examining such working plan before its submission to the board of directors and proposing amendments thereto;

  •
  reviewing the audit plan of the internal auditors and discussing scope, staffing, compensation, locations, reliance upon management and general audit approach and any significant reports prepared by internal auditors as well as management's responses;

  •
  examining our internal controls and internal auditor's performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities;

  •
  examining the scope of our auditor's work and compensation and submitting a recommendation to our board of directors (or shareholders, depending on which of them is considering) with respect to the engagements of the auditors and their compensation; and

  •
  establishing procedures for the handling of complaints received by the Company as to accounting, internal accounting controls or auditing matters or other matters brought by employees concerning the management of our business and the protection to be provided to such employees.

        A copy of the audit committee charter is available on our website at www.steadymed.com.

Compensation Committee

        In order to comply with NASDAQ rules, we maintain a compensation committee consisting of at least three directors, each of whom is an independent director within the meaning of NASDAQ rules. Our compensation committee consists of Elizabeth Cermak, Brian J. Stark, and Donald Huffman, and is chaired by Elizabeth Cermak. Each of the members of our compensation committee is independent under the applicable rules and regulations of the SEC, NASDAQ and the U.S. Internal Revenue Service.

        Our board of directors has adopted a compensation committee charter setting forth the responsibilities of the compensation committee consistent with the Companies Law and applicable rules and regulations of the SEC and NASDAQ, including the following:

  •
  recommending to the board of directors for its approval (i) a compensation policy, (ii) whether a compensation policy should continue in effect, if the then-current policy has a term of greater than three years (approval of either a new compensation policy or the continuation of an existing compensation policy must in any case occur every three years); and (iii) periodic updates to the compensation policy. In addition, the compensation committee is required to periodically examine the implementation of the compensation policy;

  •
  the approval of the terms of employment and service of office holders (including determining whether the compensation terms of a candidate for chief executive officer of the Company need not be brought to approval of the shareholders); and

  •
  reviewing and approving grants of options and other incentive awards to persons other than office holders to the extent such authority is delegated by our board of directors, subject to the limitations on such delegation as provided in the Companies Law.

        A copy of the compensation committee charter is available on our website at www.steadymed.com.

Compensation Committee Processes and Procedures

        Typically, the compensation committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the compensation committee, in consultation with the chief executive officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the compensation committee, subject to the board's approval, has direct responsibility to appoint, compensate and oversee the work of compensation consultants engaged for the purpose of advising the compensation committee. Compensation consultants so retained shall report directly to the compensation committee. Under the charter, the compensation committee may select a compensation consultant only after taking into consideration the independence of such person in accordance with the requirements of the NASDAQ.

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee consists of Keith Bank, Ron Ginor and Stephen Farr, and is chaired by Keith Bank. Each of the members of our nominating and corporate governance committee is independent under the NASDAQ rules.

        Our nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the composition and organization of our board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning governance matters. Our board of directors has adopted a nominating and corporate governance committee charter, which is available on our website at www.steadymed.com.

        To date, our nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. Instead, when considering candidates for director, the nominating and corporate governance committee will generally consider all of the relevant qualifications of board of directors candidates, including such factors as the candidate's relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our shareholders and whether the board candidates will be independent for purposes of the NASDAQ listing standards, as well as the current needs of the board of directors and the Company.

        In addition, while it does not have a formal policy on the board of directors' diversity, our nominating and corporate governance committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the board of directors having an appropriate range of expertise, talents, experiences and viewpoints. Our nominating and corporate governance committee considers diversity criteria in view of the needs of the board of directors as a whole when making decisions on director nominations. In the case of incumbent directors whose terms of office are set to expire, our nominating and corporate governance committee will also review, prior to nominating such directors for another term, such directors' overall service to the Company during their term. Our nominating and corporate governance committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. We have, from time to time, engaged an executive search firm to assist our nominating and corporate governance committee in identifying and recruiting potential candidates for membership on the board of directors.

Internal Auditor

        Under the Companies Law, the board of directors of an Israeli public company must appoint an internal auditor nominated by the audit committee. The role of the internal auditor under the Companies Law is to examine whether a company's actions comply with applicable law and orderly business procedure. Our internal auditor cannot be one of our employees or an interested party, office holder, affiliate or a relative of an interested party or an office holder, and cannot be our independent accountant or its representative. The Companies Law defines an "interested party" as the holder of 5% or more of a company's outstanding shares or voting rights, any person or entity who has the right to appoint one or more of a company's directors, the chief executive officer or any person who serves as a director or chief executive officer. We have appointed a third party to fulfill the internal auditor function.

Compensation Committee Interlocks

        None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Meetings Attended by Directors

        The board of directors held a total of 7 meetings during 2015. The audit committee and compensation committee each held 4 meetings in 2015. During 2015, each of our directors attended or participated in at least 75% of the aggregate of the total number of meetings of the board of directors and of the committees on which he or she served. For the 2015 Annual General Meeting, one director, Jonathan Rigby, attended.

Code of Business Conduct and Ethics

        Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions and agents and representatives, including directors and consultants. The full text of our Code of Business Conduct and Ethics is available on our website at www.steadymed.com. We will post any amendment to the code, as well as any waivers that are required to be disclosed by the rules of the SEC or NASDAQ, on our website.

        As of the date of this proxy statement, there are no material proceedings to which any director or executive officer of the Company, or any associate thereof, is a party which is adverse to or has a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among any of our executive officers, directors or persons nominated to become one of our directors.

Communications with the Board of Directors

        We provide a process for shareholders to send communications to our board of directors, any committee of our board of directors or any individual director, including non-employee directors. Shareholders may communicate with our board of directors by writing to: Board of Directors, c/o Corporate Secretary, SteadyMed Ltd., c/o SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583. The secretary will forward correspondence to our board of directors, one of the committees of our board of directors or an individual director, as the case may be, or, if the secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

Director Compensation

        Our compensation policy for our non-employee directors consists of cash and equity components.

Cash Compensation

        We provide retainer fees and reimburse our non-employee directors for expenses incurred in connection with attending board and committee meetings. The approved retainer fees are as follows:

Board Member	Annual Retainer Fee	Chairman Annual Fee	Audit Committee Annual Fee		Compensation Committee Annual Fee		Nominating / Governance Committee Annual Fee		Total Annual Fees
Keith Bank	$35,000	$20,000					$7,500	(1)	$62,500
Stephen J. Farr	$35,000		$7,500				$3,750		$46,250
Brian J. Stark	$35,000				$7,500				$42,500
Ron Ginor	$35,000						$3,750		$38,750
External Directors
Elizabeth Cermak	$35,000		$7,500		$15,000	(1)			$57,500
Donald D. Huffman	$35,000		$15,000	(1)	$7,500				$57,500

(1)
The chairman of each committee receives double the fee of the other committee members.

        No cash compensation was paid to our non-employee directors in 2014. The actual cash compensation paid to our non-employee directors in 2015 was:

Board Member	Cash Compensation	Option Awards	Total Compensation
Keith Bank	$46,875	$43,621	$90,496
Stephen J. Farr	$34,688	$14,281	$48,969
Brian J. Stark	$31,875	$14,250	$46,125
Ron Ginor	$29,063	$14,250	$43,313
External Directors
Elizabeth Cermak	$31,901	$14,250	$46,151
Donald D. Huffman	$43,125	$14,250	$57,375

Equity Compensation

        Non-employee directors are eligible to receive share options under our 2009 Stock Option Plan. Each of our external directors and our non-employee directors received an initial stock option for 33,350 ordinary shares at the 2015 annual general meeting of shareholders. These initial option grants vest over three years, with one-third vesting on the anniversary of the grant date and the remainder vesting in equal consecutive quarterly installments thereafter. The exercise price for these initial option grants is $5.60, the closing price of our ordinary shares on the day before the 2015 annual general meeting of shareholders.

        In addition, on the date of each subsequent annual general meeting of our shareholders, each of our non-employee directors (including those formerly nominated as external directors) will receive a stock option for 3,875 ordinary shares on the date of such annual general meeting of shareholders.

        These annual option grants will also vest over three years, with one-third vesting on the anniversary of the grant date and the remainder vesting in equal consecutive quarterly installments thereafter. The exercise price for these annual option grants will be the closing price of our ordinary shares on the day before each annual general meeting of shareholders.

        As of December 31, 2015, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Name	Option Awards
Keith Bank	83,988
Stephen J. Farr	52,725
Ron Ginor	33,350
Donald D. Huffman	33,350
Brian J. Stark	33,350
Elizabeth Cermak	33,350

PROPOSAL 4—ADOPTION OF AMENDED COMPENSATION POLICY

        Due to the recent changes in the Israeli Companies Law, the Company would like to amend its Compensation Policy in a way that allows the Company the following:

  •
  To base an insignificant part of the annual bonus granted to the CEO on non-measurable criteria or alternatively to base his entire annual bonus on non-measurable criteria as long as the aggregated bonus sum does not exceed an amount equal to his base salary for three months, subject to the sole approval of the compensation committee, provided that such bonus does not exceed the maximum amount that the CEO may receive as an annual bonus according to the Compensation Policy;

  •
  To base an insignificant part of the annual bonus granted to a member of the Company's board of directors on non-measurable criteria or alternatively to base his or her entire annual bonus on non-measurable criteria as long as the aggregated bonus sum does not exceed an amount equal to such director's compensation for 3 months, subject to the approval of the compensation committee, board of directors and the shareholders of the Company, provided that such bonus does not exceed the maximum amount that such director may receive as an annual bonus according to the Compensation Policy;

  •
  To grant to its office holders, which are subordinated to Company's Chief Executive Officer, a bonus with no need to meet any criteria whatsoever (measurable or non-measurable) by the sole discretion of Company's compensation committee and the Board of Directors, provided however that such bonus does not exceed the maximum amount that such office holder may receive as an annual bonus according to the Compensation Policy; and

  •
  To allow the Company's CEO (instead of the compensation committee) to approve an insignificant change in the engagement terms of an office holder that is subordinated to Company's CEO, with respect to such office holder's employment terms, provided that such changes are in accordance with Company's Compensation Policy, and to allow the Company's compensation committee, to approve an insignificant change in the engagement terms of an office holder that is not subordinated to Company's CEO provided that such changes are in accordance with Company's Compensation Policy.

        The revised draft of the Compensation Policy is attached hereto as EXHIBIT B.

        Under the Companies Law, the duties of the compensation committee include the recommendation to the Company's board of directors of a policy regarding the terms of engagement of office holders, as such term is defined in the Companies Law, to which we refer to as a compensation policy, and any extensions and updates thereto.

        The compensation policy must be adopted by the company's board of directors, after considering the recommendations of the compensation committee, and will need to be brought for approval by the company's shareholders, which requires approval by a majority vote of the shares present and voting at a meeting of shareholders called for such purpose, provided that either: (a) such majority includes at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such compensation policy; or (b) the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in the compensation policy and who vote against the policy does not exceed 2% of the Company's aggregate voting rights.

        The compensation policy serves as the basis for decisions concerning the financial terms of employment or engagement of office holders, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy relates to certain factors, including advancement of the company's objectives, the company's business plan and its long-term strategy, and creation of appropriate incentives for office holders, and considers (among other things) the company's risk management, size and the nature of its operations. The compensation policy also considers the following additional factors:

  •
  the education, skills, expertise and accomplishments of the relevant office holder;

  •
  the office holder's roles and responsibilities and prior compensation agreements with him or her;

  •
  the relationship between the terms offered and the average compensation of the other employees of the company (including any employees employed through manpower companies);

  •
  the impact of disparities in salary upon work relationships in the company;

  •
  the possibility of reducing variable compensation at the discretion of the board of directors, and the possibility of setting a limit on the exercise value of non-cash variable equity-based compensation; and

  •
  as to severance compensation, the period of employment or service of the office holder, the terms of his or her compensation during such period, the company's performance during such period, the person's contribution towards the company's achievement of its goals and the maximization of its profits, and the circumstances under which the person is leaving the company.

        The compensation policy also includes the following principles:

  •
  the link between variable compensation and long-term performance and measurable criteria;

  •
  the relationship between variable and fixed compensation, and the ceiling for the value of variable compensation;

  •
  the conditions under which an office holder would be required to repay compensation paid to him or her if it was later shown that the data upon which such compensation was based was inaccurate and was required to be restated in the company's financial statements;

  •
  the minimum holding or vesting period for variable, equity-based compensation; and

  •
  maximum limits for severance compensation.

        Subject to the approval of our shareholders at this meeting, our board of directors, in accordance with the recommendation of the compensation committee, has approved the compensation policy attached hereto as EXHIBIT B.

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, to approve the amended Compensation Policy in form attached hereto as EXHIBIT B.

VOTE REQUIRED:

        Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution (excluding any abstained votes) are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power.

        Under the Israeli Companies Law, a "controlling shareholder" for purposes of this proposal is any shareholder who has the ability to direct the Company's actions, including any shareholder holding 50% or more of the voting power of the Company, including a person who holds 25% or more of voting rights in the company at the meeting, if there is no other person who holds more than 50% of the voting rights in the company; for purposes of this proposal, two or more persons who hold voting rights in the company and each of whom has a personal interest in the approval of the same transaction brought for approval by the company shall be deemed as holding jointly.

        According to the Israeli Companies Law, even if the shareholders do not approve the amendment to the Compensation Policy, the compensation committee and the Board may thereafter approve the proposal, provided that they have determined, based on detailed reasoning and a reevaluation of the Compensation Policy, that the amendment to the Compensation Policy is in the best interests of the Company.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADOPTION OF THE AMENDED COMPENSATION POLICY IN FORM ATTACHED HERETO AS EXHIBIT B.

PROPOSAL 5—APPOINTMENT OF KOST FORER GABBAY & KASIERER, A MEMBER OF
ERNST & YOUNG GLOBAL, AS THE COMPANY'S INDEPENDENT AUDITOR
FOR THE YEAR ENDING DECEMBER 31, 2016 AND UNTIL THE NEXT GENERAL MEETING

        The audit committee of our board of directors has selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2016.

        The approval of the holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon for the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the fiscal year ending December 31, 2016 is required under the Companies Law. The audit committee of our board of directors believes that such appointment is appropriate and in the best interests of the Company and its shareholders. Representatives of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, are expected to be present at the meeting and will be available to respond to appropriate questions.

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, to appoint of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the company's independent auditor for the fiscal year ending December 31, 2016.

VOTE REQUIRED:

        The affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolutions.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF KOST FORER GABBAY & KASIERER, A MEMBER OF ERNST & YOUNG GLOBAL, AS THE COMPANY'S INDEPENDENT AUDITOR.

Fees Paid to the Independent Auditor

        The following table represents aggregate fees billed to us for fiscal years ended December 31, 2014 and 2015, by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent auditor.

	Fiscal Year Ended (in thousands)
	2014	2015
Audit Fees(1)	$285,000	$207,000
Audit-related Fees(2)	—	25,000
Tax Fees(3)	50,000	39,000
All Other Fees(4)	25,000	90,500

Total Fees	$360,000	$361,500

(1)
Audit fees consist of fees incurred for professional services rendered for the audit of our financial statements, for reviews of our interim financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)
Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements, but are not reported under "Audit fees."

(3)
Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)
All other fees consist of fees billed for all other services.

Pre-Approval of Audit and Non-Audit Services

        All fees described above were pre-approved by the audit committee. The audit committee has determined that the rendering of the foregoing services separate from the audit services by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is compatible with maintaining the independent auditor's independence.

        The audit committee has not approved any formal policy concerning pre-approval of the auditors to perform both audit and non-audit services (services other than audit, review and attest services). Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the audit committee in advance of the performance of such services. All of the fees earned by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, described above were attributable to services pre-approved by the board of directors.

Report on Financial Statements

        At the meeting, we will provide a management report, which will include a discussion of our consolidated financial statements for the year ended December 31, 2015.

Report of the Audit Committee

        The audit committee, which currently consists of Stephen Farr, Elizabeth Cermak and Donald Huffman, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors adopted a written charter for the audit committee on December 9, 2014, which charter details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

        The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and reporting process, including the Company's systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2015. This review included a discussion of the quality and the acceptability of the Company's financial reporting and controls, including the clarity of disclosures in the financial statements.

        The audit committee also reviewed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of the Company's financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including the matters required to be discussed by Auditing Standards No. 16, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board.

        The audit committee has received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

        The audit committee further discussed with the Company's independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examinations and evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the SEC require all issuers to obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has established procedures by which it pre-approves all audit and other permitted professional services to be provided by the Company's independent registered public accounting firm. From time to time, the Company may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditors' independence.

        The foregoing report is provided by the undersigned members of the audit committee.

Donald Huffman, Chairman Stephen Farr Elizabeth Cermak

PROPOSAL 6—AMENDMENT TO COMPANY'S AMENDED AND RESTATED 2009 STOCK OPTION PLAN

        Under the Company's Amended and Restated 2009 Stock Option Plan (the "2009 Plan"), starting on January 1, 2019 and through January 1, 2024, the number of ordinary shares available for future grant under the 2009 Plan will automatically increase each year by that number of shares equal to four percent (4%) of the total ordinary shares outstanding on December 31 of the preceding year (with such number subject to certain adjustments under the 2009 Plan), unless our board of directors elects not to increase the 2009 Plan in any given year, or elects to reduce the size of an increase in any given year prior to January 1 of such year. Our board of directors must ratify any automatic increase. These annual increase provisions of our 2009 Plan are referred to as the "Evergreen Provisions."

        Because of the increasing need to provide stock incentive compensation to its employees, the Company requests an amendment to these Evergreen Provisions, to allow the automatic increases to start earlier, on January 1, 2017 (instead of January 1, 2019) and continue to run through January 1, 2024.

        As of July 15, 2016, options to purchase an aggregate of 1,567,205 ordinary shares were outstanding and 427,568 ordinary shares were available for future grant, under our 2009 Plan.

        For a further description of the terms of the 2009 Plan, see "Other Information regarding the Company—Executive Compensation—Employee Benefit Plans" below.

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, that 2009 Plan be amended so that the number of ordinary shares available for future grant under the 2009 Plan will automatically increase each year, starting on January 1, 2017 and through (and including) January 1, 2024, by that number of shares equal to four percent (4%) of the total ordinary shares outstanding on December 31 of the preceding year (with this number determined and subject certain adjustments as currently provided in the 2009 Plan, without change to such terms), unless our board of directors elects not to increase the 2009 in any given year, or elects to reduce the size of an increase in any given year prior to January 1 of such year (as currently provided in the 2009 without change).

VOTE REQUIRED:

        The affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolutions.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE AMENDED AND RESTATED 2009 PLAN, SO THAT THE RESERVED POOL UNDER THE PLAN WILL BE AUTOMATICALLY INCREASED ANNUALLY EACH JANUARY 1ST BEGINNING JANUARY 1, 2017 THROUGH (AND INCLUDING) JANUARY 1, 2024, BY SUCH NUMBER OF SHARES AS SET FORTH IN THE AMENDED AND RESTATED PLAN.

PROPOSAL 7—APPROVAL OF THE GRANT OF STOCK OPTIONS
TO MR. JONATHAN RIGBY, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY

        The Company requests approval of a one-time grant of stock options to purchase 125,000 ordinary shares to Mr. Jonathan Rigby, our President and Chief Executive Officer and one of our directors, pursuant to the Amended and Restated 2009 Stock Option (the "2009 Plan"). Such stock options were approved by the compensation committee of our board of directors and by our board of directors on June 17, 2016, and is subject to approval by our shareholders at the annual meeting.

        These stock options will be exercisable for a period of 10 years from the date of grant by the board of directors, unless terminated earlier pursuant to the 2009 Plan, and will vest as follows: 33% on June 17, 2017, with the balance vesting in eight equal installments every three months beginning on September 17, 2017. The exercise price for these options shall be $2.74 per share, representing the closing price of the Company's ordinary shares on Nasdaq on June 17, 2016.

        These stock options are intended to further align Mr. Rigby's long-term interests with those of our shareholders and to bring Mr. Rigby's compensation in line with market practice. We also expect that these stock options will directly link Mr. Rigby's performance to delivering value to our shareholders.

        Under the Israeli companies law, the compensation of our chief executive officer requires the approval of the compensation committee of our board of directors, our board of directors and our shareholders, in that order. The compensation committee recommended, and the board approved, this one-time grant of stock options to Mr. Rigby, and determined that such grant is consistent with the our compensation policy.

PROPOSED RESOLUTION

        You are requested to adopt the following resolution:

          Resolved, that a one-time grant of stock options to Jonathan Rigby, our President and Chief Executive Officer, to purchase 125,000 ordinary shares pursuant to the 2009 Plan is hereby approved.

VOTE REQUIRED:

        Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the shares represented at the meeting in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution (excluding any abstained votes) are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power.

        Under the Israeli Companies Law, a "controlling shareholder" for purposes of this proposal is any shareholder who has the ability to direct the Company's actions, including any shareholder holding 50% or more of the voting power of the Company, including a person who holds 25% or more of voting rights in the company at the meeting, if there is no other person who holds more than 50% of the voting rights in the company; for purposes of this proposal, two or more persons who hold voting rights in the company and each of whom has a personal interest in the approval of the same transaction brought for approval by the company shall be deemed as holding jointly.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE GRANT OF STOCK OPTIONS TO PURCHASE 125,000 ORDINARY SHARES OF THE COMPANY TO JONATHAN RIGBY UNDER THE TERMS DESCRIBED ABOVE.

OTHER INFORMATION REGARDING THE COMPANY

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to our executive officers and directors as of July 15, 2016:

Name	Age	Position
Jonathan M.N. Rigby	48	President, Chief Executive Officer, Director
David W. Nassif	62	Executive Vice President and Chief Financial Officer
Peter D. Noymer, Ph.D.	50	Executive Vice President of Research & Development, Chief Technical Officer

        Mr. Rigby's biography is included above under the section titled "Proposal 3—Election of Directors."

        David W. Nassif has served as our Executive Vice President and Chief Financial Officer since March 2013 (first as a financial consultant and commencing March 2015 on a full-time basis) He served as the Chief Financial Officer and President of Histogen, Inc., a privately-held, regenerative medicine company, from May 2011 through September 2014 after consulting for Histogen since December 2010. Mr. Nassif served as the Chief Financial Officer and Executive Vice President of Zogenix, Inc., a publicly-held, specialty pharmaceutical company from May 2007 (after consulting for SteadyMed from October 2006 to May 2007) to February 2010. From May 2006 to October 2006, as well as from 2001 to 2002, he served as a principal at Strategic Consulting Services providing capital raising, mergers and acquisitions, licensing, SEC advisory and investor relations services to various public and private life science and technology companies, including Amphastar Pharmaceuticals, Inc. From 2002 to May 2006, Mr. Nassif was the Chief Financial Officer and Senior Vice President of Global Licensing at Amphastar, a publicly-held, specialty pharmaceutical company. From 2000 to 2001, he was the Chief Financial Officer and Senior Vice President of RealAge, Inc., a privately-held healthcare database information marketing company. From 1993 through 1999, Mr. Nassif held various positions with Cypros Pharmaceutical Corporation, a publicly-held, specialty pharmaceutical company, culminating in the position of Chief Financial Officer and Senior Vice President, and leading them through a merger with Ribogene (now Mallinckrodt Pharmaceuticals) in 1999. Mr. Nassif received a B.Sc. in Finance and Management Information Systems from the University of Virginia with honors and a J.D. from the University of Virginia School of Law.

        Peter D. Noymer, Ph.D., has served as our Executive Vice President of Research & Development and Chief Technical Officer since February 2013. From August 2006 to February 2013, he held positions of increasing responsibility at Alexza Pharmaceuticals, including Vice President of Product R&D from January 2009 to February 2013. At Alexza, Dr. Noymer worked on several development programs involving combination products for novel therapies, including Adasuve®, the first U.S. and EU approved inhalable treatment for acute agitation. From 1999 to 2006, Dr. Noymer held various management positions at Aradigm Corporation, developing drug-device combination products for both inhalation and injection. Prior to Aradigm, he held an appointment as Visiting Assistant Professor at Carnegie Mellon University, as well as various engineering positions at GE. Dr. Noymer received M.S. and Ph.D. degrees in mechanical engineering from M.I.T., and a B.S. degree in mechanical & aerospace engineering from Princeton University.

EXECUTIVE COMPENSATION

        Our named executive officers, or NEOs, for 2015, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

        Jonathan M.N. Rigby, President, Chief Executive Officer;

        David W. Nassif, Executive Vice President and Chief Financial Officer; and

        Peter D. Noymer, Executive Vice President of Research & Development, Chief Technical Officer.

Summary Compensation Table

        The following table sets forth all of the compensation awarded to, earned by OR paid to our NEOs during 2014 and 2015.

Name and principal position	Year	Salary ($)	Bonus(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)		Option Awards(5) ($)	Total ($)
Jonathan M.N. Rigby	2015	420,175	125,000	136,557	10,906	(3)	197,217	889,855
President, Chief Executive Officer	2014	341,050	—	—	28,178	(4)	72,940	442,168
David W. Nassif	2015	269,825	50,000	52,616	136,031	(6)	105,777	614,249
Executive Vice President and	2014	102,150	—	—	—		4,825	106,975
Chief Financial Officer
Peter D. Noymer	2015	289,833	65,000	72,521	—		100,124	527,478
Executive Vice President of	2014	265,634	—	—	21,402	(4)	38,206	325,242
Research & Development, Chief Technical Officer

(1)
Amounts shown in this column represent discretionary cash bonus awards granted to our NEOs for performance. These discretionary cash bonuses were determined by our board of directors and, if and as required under the Companies Law, approved by our shareholders.

(2)
Amounts shown in this column represent cash bonus awards granted to our NEOs under an annual incentive plan. Such bonuses are tied to achievement against financial goals that are set in the first quarter of the applicable fiscal year, with payouts determined after the close of the year and primarily based on our level of achievement against those goals.

(3)
Amount shown reflects $10,156 healthcare insurance premiums paid for Mr. Rigby and his family, prior to implementation of company-wide healthcare policies and $750 for car allowance in January through March 2015, prior to our initial public offering.

(4)
Amount shown reflects healthcare insurance premiums paid by us prior to implementation of company-wide healthcare policies.

(5)
Amount shown does not reflect dollar amount actually received. Instead, this amount reflects the aggregate grant date fair value of each stock option granted to our NEOs in the fiscal years ended December 31, 2014 and December 31, 2015, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10(g) to our consolidated financial statements included in our Annual Report on Form 10-K. As required by SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our ordinary shares is greater than the exercise price of such share options. The amounts shown reflect the aggregate grant date fair value of a performance based stock option granted. Each stock option granted is subject to vesting and reflects the maximum possible value of the award.

(6)
Amount shown reflects consulting fees earned September thought December 2014 and paid in 2015.

Outstanding Equity Awards at December 31, 2015

        The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2015

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price		Option Expiration Date
Jonathan M.N. Rigby	88,831	—	(1)	$3.61	(11)	08/11/2018
	152,342	—	(1)	$3.61	(11)	07/19/2019
	16,972	1,543	(2)	$3.61	(11)	05/01/2020
	84,716	60,496	(3)	$3.61		07/07/2021
	—	108,702	(4)	$5.84		01/25/2022
David W. Nassif	3,100	—	(1)	$3.61		07/07/2021
	—	159,642	(5)	$3.61		09/16/2021
	—	51,832	(6)	$5.84		01/25/2022
Peter D. Noymer	48,593	4,425	(8)	$3.61		07/07/2021
	12,060	8,602	(9)	$3.61		07/07/2021
	4,264	3,037	(7)	$3.61		07/07/2021
	—	26,311	(10)	$5.84		01/25/2022

(1)
100% of the shares subject to this option were vested as of December 31, 2015.

(2)
Approximately 90% of the shares subject to this option were vested as of December 31, 2015, and the remainder vested in a series of equal consecutive quarterly installments thereafter through March 31, 2016.

(3)
Approximately 60% of the shares subject to this option were vested as of December 31, 2015, and the remainder will vest in equal consecutive quarterly installments thereafter through March 31, 2017.

(4)
None of the shares subject to this option were vested as of December 31, 2015, and 43,847 vested on the January 28, 2016, and the remainder will vest in equal consecutive quarterly installments thereafter through December 31, 2017.

(5)
None of the shares subject to this option were vested as of December 31, 2015, and 53,214 will vest on March 20, 2016 and the remainder will vest in equal consecutive quarterly installments thereafter through March 31, 2018.

(6)
None of the shares subject to this option were vested as of December 31, 2015, and 17,277 vested on the January 28, 2016, and the remainder will vest in equal consecutive quarterly installments thereafter through December 31, 2017.

(7)
Approximately 60% of the shares subject to this option were vested as of December 31, 2015, and the remainder will vest in a series of equal consecutive quarterly installments thereafter through March 31, 2017.

(8)
Approximately 90% of the shares subject to this option were vested as of December 31, 2015, and the remainder vested in series of equal consecutive quarterly installments thereafter through March 31, 2016.

(9)
Approximately 60% of the shares subject to this option were vested as of December 31, 2015, and the remainder will vest in a series of equal consecutive quarterly installments thereafter through March 31, 2017.

(10)
None of the shares subject to this option were vested as of December 31, 2015, and 8,773 vested on January 28, 2016 and the remainder will vest in equal consecutive quarterly installments thereafter through December 1, 2017.

(11)
This option was re-priced from $4.07 to $3.61 per ordinary share on July 7, 2014.

Executive Employment Arrangements; Potential Payments and Acceleration of Equity upon Termination and/or in Connection with a Change in Control

        We have entered into employment agreements with each of our named executive officers. The employment agreements have no specific term of employment and the relationships created thereby constitute at-will employment. A summary of our current employment arrangements with each of these officers is set forth below. The summary below is qualified in its entirety by reference to the text of the actual employment agreements, which have been previously filed with the SEC.

Jonathan M.N. Rigby

        Under his employment agreement, Mr. Rigby will be eligible to receive an annual bonus, with the target level determined as 50% of his annual base salary. His eligibility for such annual bonus and the amount of such annual bonus will be determined by our board of directors and, as required under the Companies Law, our shareholders and based upon both the Company and Mr. Rigby's achievement of objectives and milestones to be determined on an annual basis by our board of directors in consultation with Mr. Rigby.

        In the event of upon certain change in control events, the vesting of 50% of the then-unvested shares subject to Mr. Rigby's outstanding equity awards will be accelerated and will become fully vested and exercisable, regardless of whether his employment is terminated. If Mr. Rigby is terminated in connection with such a change in control event, then the vesting of 100% of then-unvested shares subject to Mr. Rigby's outstanding equity awards will be accelerated and will become fully vested and exercisable.

        Mr. Rigby's employment agreement also provides for certain severance benefits if his employment is terminated without cause or if he resigns for good reason, the cash amount of which consists of one times his annual base salary payable over the six month period following his termination date. In addition, if Mr. Rigby is terminated upon certain change in control events, then Mr. Rigby will be entitled to severance benefits in addition to the equity acceleration described above, including a one-time cash payment equal to 1.5 times his annual base salary.

David W. Nassif

        Under his employment agreement, Mr. Nassif will be eligible to receive an annual bonus, with the target level determined as 40% of his annual base salary. His eligibility for such annual bonus and the amount of such annual bonus will be determined by our board of directors in its sole discretion and based upon both the Company and Mr. Nassif's achievement of objectives and milestones to be determined on an annual basis by our board of directors in consultation with Mr. Nassif.

        In the event of upon certain change in control events, the vesting of 50% of the then-unvested shares subject to Mr. Nassif's outstanding equity awards will be accelerated and will become fully vested and exercisable, regardless of whether his employment is terminated. If Mr. Nassif is terminated in connection with such a change in control event, then the vesting of 100% of then-unvested shares subject to Mr. Nassif's outstanding equity awards will be accelerated and will become fully vested and exercisable.

        Mr. Nassif's employment agreement also provides for certain severance benefits if his employment is terminated without cause or if he resigns for good reason, the cash amount of which consists of one times his annual base salary payable over the six month period following his termination date. In addition, if Mr. Nassif is terminated upon certain change in control events, then Mr. Nassif will be entitled to severance benefits in addition to the equity acceleration described above, including a one-time cash payment equal to 1.25 times his annual base salary.

Peter D. Noymer

        Under his employment agreement, Dr. Noymer will be eligible to receive an annual bonus, with the target level determined as 35% of his annual base salary. His eligibility for such annual bonus and the amount of such annual bonus will be determined by our board of directors in its sole discretion and based upon both the Company and Dr. Noymer's achievement of objectives and milestones to be determined on an annual basis by our board of directors in consultation with Dr. Noymer.

        In the event of upon certain change in control events, the vesting of 50% of the then-unvested shares subject to Dr. Noymer's outstanding equity awards will be accelerated and will become fully vested and exercisable, regardless of whether his employment is terminated. If Dr. Noymer is terminated in connection with such a change in control event, then the vesting of 100% of then-unvested shares subject to Dr. Noymer's outstanding equity awards will be accelerated and will become fully vested and exercisable.

        Dr. Noymer's employment agreement also provides for certain severance benefits if his employment is terminated without cause or if he resigns for good reason, the cash amount of which consists of 75% of his annual base salary payable over the six month period following his termination date. In addition, if Dr. Noymer is terminated upon certain change in control events, then Dr. Noymer will be entitled to severance benefits in addition to the equity acceleration described above, including a one-time cash payment equal to his annual base salary.

Change in Control

        We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our Company.

Employee Benefit Plans

        On June 18, 2009, we adopted our 2009 Stock Option Plan. Our board of directors and shareholders approved the Amended and Restated Stock Option Plan (the "2009 Plan") in February 2015 and March 2015, respectively. The 2009 Plan permits the grant of stock awards to our directors, employees, officers, consultants and service providers.

        In 2013, we adopted our 2013 Stock Incentive Subplan, or the 2013 Plan as an annex to the 2009 Plan under which options were granted to individuals performing services on behalf of our United States subsidiary. Our board of directors has decided to discontinue making awards under the 2013 Plan annex.

        As of July 15, 2016, options to purchase an aggregate of 1,567,205 ordinary shares were outstanding and 427,568 ordinary shares were available for future grant, under our 2009 Plan.

        Under the 2009 Plan, subject to approval by the shareholders at the 2016 Annual General Meeting, there will be annual increases to the reserved pool, starting January 1, 2017 through (and including) January 1, 2024 equal to (a) four percent of the total ordinary shares outstanding on

December 31 of the preceding year, or (b) such lesser number of ordinary shares as determined by our board of directors prior to January 1 of such year.

        Any shares underlying an award that expires, is cancelled or terminated or forfeited for any reason (and without having been exercised, in the case of an option) shall be returned to the reserved pool of shares and shall again be available for grant under the 2009 Plan, unless the committee or the board determines otherwise.

        The 2009 Plan is administered by our board of directors or a committee designated by our board of directors, which determines, subject to Israeli or other applicable law, the grantees of stock awards, the terms of such awards, including exercise prices in the case of options and stock appreciation rights, vesting schedules, acceleration of vesting, the type of option or other award, and the other matters necessary or desirable for, or incidental to the administration of the 2009 Plan. The 2009 Plan provides for the issuance of stock awards under various country regimes including Israeli and U.S. tax regimes. Permissible awards under the 2009 Plan include options, restricted share awards, restricted share unit awards, and other share-based awards.

        The 2009 Plan provides that options granted to our employees, directors and officers who are not controlling shareholders and who are considered Israeli residents are intended to qualify for special tax treatment under the "capital gains track" provisions of Section 102(b)(2) of the Ordinance. Under the 2009 Plan, our Israeli non-employee service providers and controlling shareholders may only be granted options under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

        Section 102 of the Ordinance allows employees, directors and officers, who are not controlling shareholders and who are Israeli residents, to receive favorable tax treatment for compensation in the form of shares or options. Section 102 of the Ordinance includes two alternatives for tax treatment involving the issuance of options or shares to a trustee for the benefit of the grantees and also includes an additional alternative for the issuance of options or shares directly to the grantee. Section 102(b)(2) of the Ordinance, which provides the most favorable tax treatment for grantees, permits the issuance to a trustee under the "capital gains track." In order to comply with the terms of the capital gains track, all options granted under a specific plan and subject to the provisions of Section 102 of the Ordinance, as well as the shares issued upon exercise of such options and other shares received following any realization of rights with respect to such options, such as share dividends and share splits, must be registered in the name of a trustee selected by the board of directors and held in trust for the benefit of the relevant employee, director or officer. The trustee may not release these options or shares to the relevant grantee before the second anniversary of the registration of the options in the name of the trustee. However, under this track, we are not allowed to deduct an expense with respect to the issuance of the options or shares.

        Under the 2009 Plan, the exercise price of options granted to individuals resident in Israel shall be determined by the administrator. Options granted under the 2009 Plan to U.S. residents may qualify as "incentive stock options" ("ISOs"), or may be "nonstatutory stock options". The exercise price of options granted to U.S. residents will be the closing price our ordinary shares on the applicable stock exchange on the date of grant, except that the exercise price for ISOs granted to an optionee holding more than 10% of the voting power of our share capital must not be less than 110% of the fair market value of our ordinary shares on the date of grant.

        Under the 2009 Plan, a maximum of 2,647,803 shares may be issued pursuant to the exercise of incentive stock options.

        Under the 2009 Plan, for purposes of awards to "covered employees" intended to qualify as performance-based awards under Section 162(m) of the Code, a maximum of 100,000 shares subject to options may be granted to any one individual in any one calendar year; and a maximum of 100,000 shares considered "full value awards" (such as restricted share or restricted share units) may be granted to any one individual in any one calendar year.

        Options granted under the 2009 Plan are subject to vesting schedules as determined by the committee or the board, and generally expire no later than ten years from the date of grant, unless a different term is provided in the option agreement.

        Under the 2009 Plan, in the event of termination of employment or services for reasons of disability or death, the grantee, or in the case of death, his or her legal successor, may exercise options that have vested prior to termination within a period of twelve months after the date of termination. If a grantee's employment or service is terminated for cause, all of the grantee's vested and unvested options expire on the date of termination. If a grantee's employment or service is terminated without cause or due to retirement, the grantee may exercise his or her vested options within three months after the date of termination, except as otherwise provided by the committee or in an award agreement. Any expired or unvested options are returned to the pool for reissuance.

        The exercise price and the number and/or type of shares issuable upon exercise of options under the Restated 2009 Plan shall be adjusted due to a share split (forward or reverse), share dividend, recapitalization or similar adjustment affecting our outstanding share capital.

        The Restated 2009 Plan provides that in the event of a merger or consolidation of our company, or a sale of all, or substantially all, of our shares or assets or other transaction having a similar effect on us, then without the consent of any grantee, our board of directors or its designated committee, as applicable, may but is not required to (i) cause any outstanding award to be assumed or an equivalent award to be substituted by such successor corporation, or (ii) in case the successor corporation refuses to assume or substitute the award (a) provide the grantee with the option to exercise the award as to all or part of the shares (even a portion not then otherwise vested) or (b) cancel the options against payment in cash in an amount determined by the board of directors or the committee as fair in the circumstances. Notwithstanding the foregoing, our board of directors or its designated committee may upon such event amend or terminate the terms of any award, including conferring the right to purchase any other security or asset that the board of directors shall deem, in good faith, appropriate. Pursuant to the foregoing provisions of the Restated 2009 Plan, our board of directors has determined that upon the occurrence of any such merger or similar event, the vesting of options granted to certain of our executive officers will accelerate, thereby enabling such officers to exercise those options (even to the extent not otherwise exercisable).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our ordinary shares as of July 15, 2016, for (i) each of our named executive officers, (ii) each of our directors; (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Ordinary shares issuable under options or warrants that are exercisable within 60 days after July 15, 2016 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

        Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o SteadyMed Therapeutics, Inc., 2410 Camino Ramon, Suite 285, San Ramon, CA 94583.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned(1)
5% Shareholders:
Brian J. Stark	2,894,219	(2)	21.29%
Brown Bear Holdings LP	711,303	(3)	5.24%
Samson Venture Partners I, LLC	1,045,816	(4)	7.7%
SteadyMed Investors, LLC	2,269,283	(5)	16.70%
Entities associated with Deerfield Management Company L.P.	1,346,744	(6)	9.91%
Entities associated with Federated Investors Inc.	2,103,278	(7)	15.48%
Directors and Named Executive Officers:
Jonathan M.N. Rigby	451,467	(8)	3.22%
David W. Nassif	99,828	(9)	*
Peter D. Noymer	89,354	(10)	*
Keith Bank	2,372,431	(11)	17.40%
Stephen J. Farr	30,492	(12)	*
Ron Ginor	1,178,537	(13)	8.67%
Donald D. Huffman	11,117	(14)	*
Brian J. Stark	2,894,219	(2)	21.29%
Elizabeth Cermak	11,117	(15)	*
All executive officers and directors as a group (9 persons)	7,175,763		49.75%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)
Based on 13,585,810 outstanding ordinary shares, par value NIS $0.01 per share, of SteadyMed Ltd. as of July 15, 2016.

(2)
Consists of (i) 253,309 ordinary shares jointly held by Brian Stark and Debra Altshul-Stark, (ii) 711,303 ordinary shares held by Brown Bear Holdings LP, (iii) 1,579,210 ordinary shares held by Brian Stark, (iv) 15,780 ordinary shares held by the Stark Family Trust, (v) 323,500 ordinary shares held by Debra Altshul-Stark and (vi) 11,117 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016. Stark Raving Mad LLC, the general partner of Brown Bear Holdings LP, may be deemed to have sole power to vote and sole power to dispose of shares directly owned by Brown Bear Holdings LP. Brian J. Stark, one of our directors, is the sole member of Stark Raving Mad LLC and may be deemed to have shared voting power and shared power to dispose of shares held by Brown Bear Holdings LP.

(3)
Stark Raving Mad LLC, the general partner of Brown Bear Holdings LP, may be deemed to have sole power to vote and sole power to dispose of shares directly owned by Brown Bear Holdings LP. Brian J. Stark, one of our directors, is the sole member of Stark Raving Mad LLC and may be deemed to have shared voting power and shared power to dispose of shares held by Brown Bear Holdings LP. The address of Brown Bear Holdings LP is 735 N. Water Street, Suite 790; Milwaukee, WI 53202.

(4)
Consists of 1,045,816 ordinary shares, including 11,714 shares acquired as a nominee for a member of Samson Venture Partners I, LLC. Samson Venture Partners, LLC, the manager of Samson Venture Partners I, LLC may be deemed to have sole power to vote and sole power to dispose of shares directly owned by Samson Venture Partners I, LLC. Ron Ginor and Karen Becker are the co-managers of Samson Venture Partners, LLC and jointly hold voting power and shared power to dispose of shares held by Samson Venture Partners I, LLC. The address of Samson Venture Partners I, LLC is 1000 East 51st Street, Austin, TX 78751.

(5)
Consists of (i) 2,088,258 ordinary shares held by SteadyMed Investors, LLC and (ii) 181,025 ordinary shares held by SteadyMed Investors II, LLC, an affiliate of SteadyMed Investors, LLC. KB Partners, LLC, the managing member of SteadyMed Investors, LLC, may be deemed to have sole power to vote and sole power to dispose of shares directly owned by SteadyMed Investors, LLC. Keith Bank, one of our directors, is the managing member of KB Partners, LLC and SteadyMed Investors II, LLC and may be deemed to have shared voting power and shared power to dispose of shares held by SteadyMed Investors, LLC and SteadyMed Investors II, LLC. The address of SteadyMed Investors, LLC and SteadyMed Investors II, LLC is 600 Central Avenue, Suite 390, Highland Park, IL 60035.

(6)
Consists of (i) 902,540 ordinary shares held by Deerfield Special Situations Fund, L.P. and (ii) 444,204 ordinary shares held by Deerfield Private Design Fund III, L.P. Deerfield Mgmt, L.P. is the general partner of Deerfield Special Situations Fund, L.P., and Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. (the "Deerfield Funds"). Deerfield Management Company, L.P. is the investment manager of each of the Deerfield Funds. James E. Flynn is the sole member of the general partner of Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Special Situations Fund, L.P. Deerfield Mgmt III, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P. The address of the Deerfield Funds is 780 Third Avenue, 37th Floor, New York, NY 10017.

(7)
Consists of (i) 1,317,816 ordinary shares held by Federated Kaufmann Fund, a portfolio of Federated Equity Funds, (ii) 755,317 ordinary shares held by Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds and (iii) 30,145 ordinary shares held by Federated Kaufmann Fund II, a portfolio of Federated Insurance Series (collectively, the "Federated Kaufmann Funds"). The Federated Kaufmann Funds are managed by Federated Equity Management Company of Pennsylvania and subadvised by Federated Global Investment Management Corp (together, "Federated"). An investment team at Federated is responsible for the day-to-day management of the Federated Kaufmann Funds. This team is comprised of Hans P. Utsch, as the Senior Portfolio Manager, and Steven Abrahamson, Jonathan Art, Mark Bauknight,

  Tom M. Brakel, Stephen De Nichilo, John Ettinger, Barbara Miller and Vivian Wohl, each of whom is a Senior Investment Analyst and a Portfolio Manager or Senior Portfolio Manager. The foregoing individuals, in their capacity for Federated and the Federated Kaufmann Funds, share the power to vote or dispose of the shares held by the Federated Kaufmann Funds and, therefore, may be deemed to be the beneficial owners of such shares; however, each disclaims beneficial ownership of such shares except to the extent of his or her pecuniary interest therein, if any. None of the foregoing individuals has any personal interest in the ordinary shares held by the Federated Kaufmann Funds. The address of the Federated Kaufmann Funds and the foregoing individuals is 101 Park Avenue, Suite 4100, New York, New York 10178.

(8)
Consists of (i) 445,325 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016 and (ii) 6,142 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016 held by Marylyn Rigby. Jonathan Rigby is the spouse of Marylyn Rigby and may be deemed to have shared voting power and shared power to dispose of shares held by Marylyn Rigby.

(9)
Consists of 99,828 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016.

(10)
Consists of 89,354 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016.

(11)
Consists of (i) 48,318 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July15, 2016, (ii) the shares beneficially owned by SteadyMed Investors, LLC and SteadyMed Investors II, LLC as described in Note 5 above, (iii) 29,830 ordinary shares and (iv) 25,000 shares held by The Barbara Bank Trust. Keith Bank is the spouse of Barbara Bank and may be deemed to have shared voting power and shared power to dispose of shares held by The Barbara Bank Trust. KB Partners, LLC, the managing member of SteadyMed Investors, LLC, may be deemed to have sole power to vote and sole power to dispose of shares directly owned by SteadyMed Investors, LLC. Keith Bank, one of our directors, is the managing member of KB Partners, LLC and SteadyMed Investors II, LLC and may be deemed to have shared voting power and shared power to dispose of shares held by both SteadyMed Investors, LLC and SteadyMed Investors II, LLC.

(12)
Consists of 30,492 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016.

(13)
Consists of (i) 1,045,816 shares beneficially owned by Samson Venture Partners I, LLC as described in Note 4 above, (ii) 105,306 ordinary shares, beneficially owned by Iron Capital I, LLC, (iii) 16,298 ordinary shares beneficially owned by Randsburg Capital, LLC., and (iv) 11,117 ordinary shares issuable pursuant to options to purchase ordinary shares exercisable within 60 days after July 15, 2016. Iron Capital, LLC may be deemed to have sole power to vote and dispose of shares directly owned by Iron Capital I, LLC. Ron Ginor is the sole manager of Iron Capital, LLC and holds the power to dispose of shares held by Iron Capital I, LLC. The address for Iron Capital I, LLC is 1000 E. 51st Street, Austin, TX 78751. Ron Ginor and Himanshu Kashyap are the co-managers of Randsburg Capital, LLC and jointly hold voting power and shared power to dispose of shares held by Randsburg Capital, LLC. The address of Randsburg Capital, LLC is 1000 E. 51st Street, Austin, TX 78751.

(14)
Consists of 11,117 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016.

(15)
Consists of 11,117 ordinary shares issuable pursuant to options to purchase our ordinary shares exercisable within 60 days after July 15, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that during our preceding fiscal year, all Section 16(a) reports required to be filed by our officers, directors, and greater than 10% beneficial owners were filed and that such filings were timely except the following: Dr. Ginor, a director, filed two late Form 4s dated July 22, 2015 and September 10, 2015; Ms. Cermak, a director, filed one late Form 3 dated June 17, 2015; Ms. Cermak, a director, filed one late Form 4 dated September 10, 2015; Mr. Farr, a director, filed one late Form 4 dated September 10, 2015; Mr. Huffman, a director, filed one late Form 4 dated September 10, 2015; Mr. Bank, a director, filed one late Form 4 dated September 10, 2015; and Mr. Stark, a director, filed two late Form 4s dated September 10, 2015 and February 9, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following is a summary of transactions since January 1, 2014 to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for fiscal years 2014 and 2015, and in which any of our directors, executive officers or holders of more than five percent of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest. Share amounts have been retroactively adjusted to give effect to a forward share split of 7.75-for-1 of our shares effected on March 1, 2015 by way of an issuance of bonus shares for each share on an as-converted basis.

Private Placement

        On July 29, 2016, we entered into a subscription agreement with investors, including certain of our directors and holders of more than 5% of our ordinary shares, pursuant to which we agreed to issue and sell to the investors for an aggregate price of up to approximately $32,000,000 the following securities: (i) in the initial tranche, an aggregate of 6,554,016 ordinary shares of the Company, nominal value NIS 0.01 per share, and warrants to purchase up to 6,554,016 additional ordinary shares of the Company, for an aggregate purchase price of approximately $21.3 million, or $3.13 per ordinary share and $0.125 per warrant share, and (ii) in the second tranche, an aggregate of up to approximately $10,666,661 of ordinary shares of the Company at a purchase price equal to the higher of (i) $3.13 or (ii) the average closing price of our ordinary shares on NASDAQ over the 30 trading days immediately preceding the closing date of the second tranche. The first tranche closed on August 4, 2016 and the second tranche will close at our election following the achievement of certain milestones related to our lead drug product Trevyent. This private placement was approved by our board of directors and audit committee on July 28, 2016.

        The following table summarizes purchases by our directors and holders of more than 5% of our ordinary shares in this private placement:

Shareholder	Ordinary Shares	Warrant Shares*	Total Purchase Price
Brian J. Stark	939,428	939,428	$3,057,839
Brown Bear Holdings LP(1)	371,375	371,375	$1,208,826
SteadyMed Investors III, LLC(2)	266,257	266,257	$866,667
Entities affiliated with Deerfield Management Company L.P.	409,626	409,626	$1,333,333
Entities affiliated with Federated Investors Inc.	1,351,766	1,351,766	$4,399,999

*
The Warrants have a per share exercise price of $3.5995 and a five year term.

(1)
Brian J. Stark, a member of our board of directors, is the sole member of Stark Raving Mad LLC, which is the general partner of Brown Bear Holdings LP.

(2)
Keith Bank, a member of our board of directors, is the managing member of SteadyMed Investors III, LLC

Sales of Preferred Shares

        The following table summarizes purchases of preferred shares by our executive officers, directors, and holders of more than 5% of our share capital since January 1, 2014:

Shareholder	Series C (shares)*	Series D (shares)*	Series E (shares)*	Total Purchase Price
Brian J. Stark	302,816	362,320	534,479	$10,166,347
Brown Bear Holdings LP(1)	—	614,102	88,366	$4,517,838
Samson Venture Partners I, LLC(2)	—	121,435	345,201	$3,675,034
SteadyMed Investors, LLC and SteadyMed Investors II, LLC(3)	—	596,587	1,082,327	$11,358,203
Entities affiliated with Deerfield Management Company L.P.	—	—	530,178	$4,500,010
Entities affiliated with Federated Investors Inc.	—	—	530,178	$4,500,010

*
Upon the completion of our initial public offering, all outstanding Series C preferred shares, Series D preferred shares and Series E preferred shares were converted into ordinary shares on a 1-for-1 basis.

(1)
Brian J. Stark, a member of our board of directors, is the sole member of Stark Raving Mad LLC, which is the general partner of Brown Bear Holdings LP.

(2)
Ron Ginor, a member of our board of directors, is the co-manager of Samson Venture Partners, LLC, which is the manager of Samson Ventures Partners I, LLC.

(3)
Keith Bank, a member of our board of directors, is the managing member of SteadyMed Investors II, LLC and of KB Partners, LLC, which is the managing member of SteadyMed Investors, LLC.

Investor Rights Agreement

        We and the holders of our preferred shares have entered into an agreement, pursuant to which these shareholders and warrant holders will have registration rights with respect to their ordinary shares.

Option Grants

        We have made option grants to certain of our directors and executive officers.

Employment Agreements and Change of Control Arrangements

        All of our named executive officers are at-will employees. They hold share options with accelerated vesting provisions that apply in certain circumstances in connection with a change of control.

Indemnification Agreements

        Our restated articles of association provide that we may indemnify each of our directors and officers to the fullest extent permitted by Israeli law. Furthermore, we have entered into indemnification agreements with each of our directors and officers.

Policy on Future Related Party Transactions

        All future transactions between us and our officers, directors, principal shareholders and their affiliates will be approved by the audit committee, or a similar committee consisting of entirely independent directors and, as required under any applicable law, our board of directors and our shareholders.

        With the exception of the private placement described above, the related party transactions described in this section occurred prior to the adoption of this policy and as such, these transactions were not subject to the approval and review procedures set forth in this policy. However, these transactions were reviewed and approved by our board of directors and, as required, our shareholders. The private placement was reviewed and approved by our audit committee on July 28, 2016 pursuant to our policy on related party transactions.

 OTHER MATTERS

        The board of directors of the Company knows of no other matters to be presented for shareholder action at the annual meeting. However, other matters may properly come before the annual meeting or any adjournment or postponement thereof. If any other matter or matters are properly brought before the meeting, the persons named as proxy holders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

NO DISSENTERS' RIGHTS

        The corporate action described in this proxy statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

SHAREHOLDER PROPOSALS

        From time to time shareholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of shareholders. Under the rules of the SEC, to be included in the proxy statement for our 2017 annual general meeting of shareholders, proposals must be received by us no later than May 3, 2017. Proposals to be raised from the floor of our 2017 annual meeting of shareholders must be delivered to us no earlier than the close of business on the date 120 days prior to our 2017 annual meeting, and no later than the close of business on the later of (i) 90 days before our 2017 annual meeting or (ii) ten days after notice of the date of our 2017 annual meeting is first publicly given.

        Any shareholders of the company who intends to present a proposal at the meeting must satisfy the requirements of the Companies Law. Under the Companies Law, only shareholders who hold at least 1% of the outstanding voting power are entitled to request that the board include a proposal in a shareholders meeting, provided that such proposal is appropriate for consideration by shareholders at such meeting. Such shareholders may present proposal for consideration at the meeting by submitting their proposals in writing to the principal executive office of the Company. For a shareholder proposal to be considered for inclusion in a General Meeting we must receive the written proposal no later than 60 days prior to the date of issuance of the Company's proxy statement summoning a General Meeting, and such proposal should be made in the manner set forth in our Articles of Association and in accordance with the provisions of the Companies Law.

ADDITIONAL INFORMATION

Householding of Proxies

        Under rules adopted by the SEC, we are permitted to deliver a single set of proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to be entitled to submit a separate proxy or voting instruction.

        The Company is not householding this year for those shareholders who own their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for the Company's annual reports and proxy statements, please contact us at c/o SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583, or by calling us at (925) 272-4999.

        This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household receives a single set of proxy materials for this year, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

        If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Additional Filings

        The Company's reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website, www.steadymed.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Business Conduct and Code of Ethics, and our Committee Charters are also available at our website address mentioned above. The content of our website, however, is not part of this proxy statement.

        You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, by writing to the Company address appearing in this proxy statement or by calling us at (925) 272-4999.

Proxy Solicitation

        We will bear the entire cost of this proxy solicitation. In addition to soliciting proxies, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, facsimile, telephone, or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

By Order of the Board of Directors
/s/ JONATHAN RIGBY Mr. Jonathan Rigby President, CEO, and Director
August 31, 2016

Exhibit A

~~TENTH~~ ELEVENTH AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

STEADYMED LTD.

1.
Company Name

  The name of the Company is SteadyMed Ltd. and in Hebrew " " (the "Company").

2.
Purpose

2.1.
The purpose of the Company is to engage in any lawful act or activity for which companies may be organized under the Companies Law.

2.2.
Pursuant to Section 11 of the Companies Law, the Company may from time to time, by decision of the Board of Directors, donate reasonable amounts of Company funds to a worthy cause, irrespective of whether such donation falls within the Company's usual business.

3.
Interpretation

3.1.
In these Tenth Amended and Restated Articles of Association (these "Articles"), unless the context otherwise requires, the following capitalized terms shall have the following meanings:

Chairman	means the Chairman of the Board of Directors.
Companies Law	means the Israel Companies Law, 5759-1999 and all the regulations promulgated under it as shall be in effect from time to time.
Director	means a member of the Board of Directors.
Legal Requirement	shall mean all applicable laws, statutes, rules, regulations, orders, ordinances and requirements of all foreign, national, departmental and municipal governments.
Office Holder	means a Director and any other person defined as such in Section 1 of the Companies Law.
Ordinary Resolution	Shall have the meaning set forth in Article 33.1.
Ordinary Shares	means the Ordinary Shares of the Company, nominal value NIS 0.01 per share.
Person	means an individual, corporation, partnership, joint venture, trust, any other corporate entity and any unincorporated association or organization.
Registered Shareholders	means only those Shareholders who are registered in the Share Register.
Securities Law	means the Israeli Securities Law 5728-1968, as amended from time to time, including any regulations promulgated thereunder.
Shareholders
means any holders of shares of the Company, whether registered in the Company's Shareholders Register or registered with a nominee company as publicly listed Shares of the Company. For the purpose of Section 182 to the Companies Law, only the holders of shares at the Effective Date shall be deemed as Shareholders of the Company.

  3.2.
  Other capitalized terms are used as defined elsewhere herein. Capitalized words and expressions used herein but not defined herein shall have the meaning given to such terms in the Companies Law in force on the date when these Articles or any amendment thereto, as the case may be, first became effective. Words and expressions importing the singular shall include the plural and vice versa. Words and expressions importing the masculine gender shall include the feminine gender.

  3.3.
  The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any provision hereof.

  3.4.
  The specific provisions of these Articles shall supersede the provisions of the Companies Law to the extent permitted under the Companies Law. With respect to any matter that is not specifically addressed in these Articles, the provisions of the Companies Law shall govern.

4.
Public Company

The Company is a public company as such term is defined in the Companies Law.

5.
Limitation of Liability

The liability of each shareholder for the Company's obligations is limited to the unpaid sum, if any, owing to the Company in consideration for the issuance of the shares held by such shareholder. If at any time the Company shall issue shares with no nominal value, the liability of the Shareholders shall be limited to the payment of the amount which the Shareholders should have paid the Company in respect of each share in accordance with the conditions of such issuance and was not paid to the Company.

SHARE CAPITAL

6.
Authorized Share Capital

The share capital of the Company is NIS 500,000 divided into 50,000,000 Ordinary Shares of a nominal value of NIS 0.01 each (the "Ordinary Shares").

7.
Ordinary Shares

The Ordinary Shares of the Company confer on the holders thereof the rights specified in these Articles.

8.
Increase of Share Capital

Subject to the provision of applicable law, the Company may, from time to time, by Ordinary Resolution, increase the share capital of the Company by the creation of new shares. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as the shareholders resolution approving the creation of such shares shall provide. Except to the extent otherwise provided in the shareholders resolution creating such new shares, or in the amendment to these Articles relating to such shares, such new shares shall be subject to all the provisions applicable to the Ordinary Shares.

9.
Special Rights; Modifications of Rights

9.1.
The Company may, from time to time, by Ordinary Resolution, provide for shares with such preferred or deferred rights or rights of redemption or other special rights or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such Ordinary Resolution.

  9.2.
  If at any time the share capital is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or abrogated by the Company only by Ordinary Resolution or the sanction of a separate General Meeting of the holders of the shares of such class (a "Class Meeting"); provided however that to the maximum extent permitted under applicable law by Ordinary Resolution, and unless otherwise explicitly provided by these Articles: (i) any alteration or change in the rights, preferences, or privileges which affect all the shareholders of the Company, as a single group, without preferences or differences among them; or (ii) any alteration or change in any rights, preferences, or privileges of any class of shares which is applied in the same manner to all the shareholders of the Company, including, for the avoidance of doubt, issuance of additional existing shares or the creation or issuance of any new class or series of shares or any other securities convertible into equity securities of the Company having a preference over, or being on parity with, an existing class of shares (including with respect to voting, dividends or rights upon liquidation), shall not be deemed to be a change of rights of the existing class of shares and shall be approved by the holders of the majority of the voting power represented at the meeting of all shareholders of all classes voting together as a single class, on as converted basis and such issuance or amendment shall not be deemed to modify or abrogate the rights attached to the previously issued shares or class.

  9.3.
  Subject to Article 9.2 above, any right or limitation expressly provided for the benefit or protection of a specifically named shareholder or class of shares may not be modified, abrogated or waived without the prior written consent of such shareholder, or majority holders of such class of shares (on an as converted basis).

10.
Consolidation, Subdivision, Cancellation and Reduction of Share Capital

10.1.
The Company may, from time to time, by resolution of the shareholders of the Company (subject to the provisions of these Articles and applicable law):

10.1.1.
consolidate and divide all or any of the issued or unissued share capital of the Company into shares of larger nominal value than the then existing shares;

10.1.2.
subdivide the shares (issued or unissued) or any class of shares, into shares of smaller nominal value than is fixed by these Articles (subject, however, to the provisions of any applicable law), and the shareholders resolution whereby any share is subdivided may determine that, as among the holders of the shares resulting from such subdivision, one or more of the shares may, as compared with the others, have any such preferred or deferred rights or rights of redemption or other special rights, or be subject to any such restrictions, as the Company has power to attach to unissued or new shares; or

10.1.3.
cancel any shares which, at the date of the adoption of such shareholders resolution have not been taken or agreed to be taken by any Person, and diminish the amount of the share capital of the Company by the amount of the shares so cancelled.

10.2.
With respect to any consolidation of issued shares into shares of larger nominal value, and with respect to any other action which may result in fractional shares, the Board of Directors may settle, subject to the Companies Law, any difficulty which may arise with regard thereto, as it deems fit, including, inter alia, resort to one or more of the following actions:

    10.2.1.
    determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into each share of larger nominal value;

    10.2.2.
    allot, in contemplation of or subsequent to such consolidation or other action, such shares or fractional shares sufficient to preclude or remove fractional share holdings; and

    10.2.3.
    cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees to pay the transferors the fair value of fractional shares so transferred, and the Board of Directors is hereby authorized to act as agent for the transferors and transferees with power of substitution for purposes of implementing the provisions of this sub-Article 10.2.3.

SHARES

11.
Issuance of Share Certificates; Replacement of Lost Certificates

11.1.
Share certificates shall be issued under the printed or typed name of the Company and shall bear the signature of a Director or of any other person authorized thereto by the Board of Directors.

11.2.
Each shareholder shall be entitled to one numbered certificate for all the shares of a certain class registered in such shareholder's name in the Share Register (as defined below) and if the Board of Directors so approves, to several certificates, each for one or more of such shares.

11.3.
A share certificate registered in the names of two or more Persons shall be delivered to the Person first named in the Share Register in respect of such co-ownership.

11.4.
If a share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors may deem fit.

12.
Share Register; Registered Holder

12.1.
The Company shall have and manage an updated register of shareholders according to the provisions of the Companies Law (the "Share Register").

12.2.
Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be bound to recognize any equitable or other claim to, or interest in such share on the part of any other Person. Without derogating from the aforesaid, a shareholder who is a trustee shall be recorded in the Share Register with a notation as to the trustee's trusteeship and the trustee shall be deemed a shareholder for the purposes of the Companies Law and shall hold such rights as these Articles dictate.

13.
Allotment of Shares

13.1.
The unissued shares of the Company shall be under the control of the Board of Directors, who shall have the power to allot such shares or otherwise dispose of such shares to such Persons, on such terms and conditions (including inter alia terms relating to calls set forth in Article 15.6 hereof), and either at par or at a premium, or subject to the provisions of the Companies Law, at a discount and/or with payment of commission, and at such times, as the Board of Directors may deem fit, and the power to give to any Person the option to acquire from the Company any shares, either at par or at a premium, or, subject as aforesaid, at a discount and/or with payment of commission, during such time and for such consideration as the Board of Directors may deem fit.

14.
Payment in Installments

If by the terms of allotment or issue of any share, the whole or any part of the price thereof shall be payable in installments, every such installment shall, when due, be paid to the Company by the then registered holder of the share or the Person entitled thereto.

15.
Calls on Shares

15.1.
The Board of Directors may, from time to time, make such calls as it may deem appropriate upon shareholders in respect of any sum unpaid in respect of shares held by such shareholders which is not, by the terms of allotment or issue thereof or otherwise, payable at a fixed time, and each shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the Person and at the time and place designated by the Board of Directors, as any such time may be thereafter extended or such Person or place changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice hereafter referred to), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all shares in respect of which such call was made.

15.2.
Notice of any call for payment by a shareholder shall be given in writing to the shareholder in question not fewer than fourteen (14) days prior to the time of payment, specifying the time and place of payment, and designating the Person to whom such payment shall be made; provided, however, that before the time for any such payment, the Board of Directors may, by notice in writing to such shareholder, revoke such call in whole or in part, extend such time, or alter such Person or place. In the event of a call payable in installments, only one notice thereof need be given.

15.3.
If, by the terms of allotment of or issue any share or otherwise, any amount is made payable at any fixed time (whether on account of such share or by way of premium), every such amount shall be payable at such time as if it were a call duly made by the Board of Directors and of which due notice had been given, and all the provisions herein contained with respect to such calls shall apply to each such amount.

15.4.
The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof and all interest payable thereon.

15.5.
Any amount unpaid in respect of a call shall bear interest from the date on which it is payable until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and at such time as the Board of Directors may prescribe.

15.6.
Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amount of calls and/or the times of payment thereof.

16.
Prepayment

With the written approval of the Board of Directors, any shareholder may pay to the Company any amount not yet payable in respect of such shareholder's shares, and the Board of Directors may approve the payment of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 16 shall derogate from the right of the Board of Directors to make any call before or after receipt by the Company of any such advance.

17.
Forfeiture and Surrender

17.1.
If any shareholder fails to pay any amount payable in respect of a call, or interest thereon as provided for herein, on or before the day fixed for payment of the same, the Company, by resolution of the Board of Directors, may at any time thereafter, so long as the said amount or interest remains unpaid, forfeit all or any of the shares in respect of which said call had been made. Any expense incurred by the Company in attempting to collect any such amount or interest, including, inter alia, attorneys' fees and costs of suit, shall be added to, and shall, for all purposes (including the accrual of interest thereon), constitute a part of the amount payable to the Company in respect of such call.

17.2.
Upon the adoption of a resolution of forfeiture, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable within a period stipulated in the notice (which period shall not be less than fourteen (14) days and which may be extended by the Board of Directors), such shares shall be ipso facto forfeited, provided, however, that, prior to the expiration of such period, the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

17.3.
Whenever shares are forfeited as herein provided, all dividends theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

17.4.
The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share.

17.5.
Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles and the Companies Law, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

17.6.
Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, and the Board of Directors, in its discretion, may enforce the payment of such moneys, or any part thereof, but shall not be under any obligation to do so. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owing by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another, and in respect of any other matter or transaction whatsoever.

  17.7.
  The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 17.

18.
Lien

18.1.
Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other Person), and upon the proceeds of the sale thereof, for such shareholder's debts, liabilities and engagements arising with respect to the payment for such shares issued by the Company, whether the period for the payment, fulfillment or discharge thereof shall have actually arrived or not. Such lien shall extend to all dividends from time to time declared in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of the lien (if any) existing on such shares immediately prior to such transfer.

18.2.
The Board of Directors may cause the Company to sell any shares subject to such lien when any such debt, liability or engagement has matured, in such manner as the Board of Directors may deem fit, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, or such shareholder's executors or administrators.

18.3.
The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such shareholder (whether or not the same have matured), or any specific part of the same (as the Company may determine), and the residue (if any) shall be paid to the shareholder, such shareholder's executors, administrators or assigns.

19.
Sale After Forfeiture or Surrender, or in Enforcement of Lien

Upon any sale of shares after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint a Person to execute an instrument of transfer of the shares so sold and cause the purchaser's name to be entered in the Share Register in respect of such shares, and the purchaser shall not be bound to see to the regularity of the proceedings, or to the application of the purchase money, and after such purchaser's name has been entered in the Share Register in respect of such shares, the validity of the sale shall not be impeached by any Person, and the remedy of any Person aggrieved by the sale shall be in damages only and against the Company exclusively.

20.
Redeemable Shares

The Board of Directors may, subject to the provisions of the Companies Law, issue redeemable shares and redeem the same on the terms and conditions as the Board of Directors may deem fit.

TRANSFER OF SHARES

21.
Effectiveness and Registration

21.1.
No transfer of shares shall be registered unless a proper instrument of transfer (in form and substance satisfactory to the Board of Directors) has been submitted to the Company (or its transfer agent), together with the share certificate and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Share Register in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

22.
Suspension of Registration

The Board of Directors may in its discretion and subject to applicable law and regulations, close the Share Register to registration of transfer of shares during any year for a period determined by the Board of Directors, and no registrations of transfer of shares shall be made by the Company during any such period. The Company shall notify the shareholders with respect to such suspension of registration.

23.
Record Date for Notices of General Meeting and Other Action.

Notwithstanding any other contrary provision of these Articles, in order that the Company may determine the shareholders entitled to notice of or to vote at any Annual or Special General Meeting or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of or to take or be the subject of any other action, the Board of Directors may fix in advance, a record date, which shall not be more than forty nor less than four days before the date of such meeting (or any longer or shorter period permitted by law, including regulations promulgated pursuant to the Companies Law). A determination of shareholders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

TRANSMISSION OF SHARES

24.
Decedents' Shares

Upon the death of a Shareholder, the Company shall recognize the custodian or administrator of the estate or executor of the will, and in the absence of such, the lawful heirs of the Shareholder, as the only holders of the right for the shares of the deceased Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board of Directors. In case of a share registered in the names of two or more holders, the Company may recognize the survivor as the sole owner thereof unless and until the provisions of the preceding sentence have been effectively invoked.

25.
Receivers and Liquidators

The Company may recognize the receiver or liquidator of any corporate Shareholder in liquidation or dissolution, or the receiver or trustee in bankruptcy of any Shareholder, as being entitled to the shares registered in the name of such Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board of Directors.

26.
Notwithstanding the foregoing, subject to the provisions of the Companies Law and the provisions of these Articles, if it is proven to the Company to the satisfaction of the Board of Directors and by means to be determined by the Board of Directors, that the conditions in law for the endorsement of a right in the shares registered in the Share Register in the name of a Shareholder, exist, the Company will recognize the endorsee and the endorsee only as holding the right of the said shares.

GENERAL MEETINGS

27.
Annual General Meeting

Subject to the provisions of the Companies Law, the Company shall hold an Annual General Meeting once each calendar year, but not later than fifteen (15) months after the last preceding Annual General Meeting. An Annual General Meeting shall be held at such place either within or without the State of Israel as may be determined by the Board of Directors.

The agenda at any Annual General Meeting shall include, inter alia, and as applicable:

1.
Review of the Company's annual financial statements.

2.
Appointment of members to the Board of Directors.

3.
Appointment of the Company's Auditor (as defined below) and report of the terms of its engagement.

4.
Any other matter that the Board of Directors has decided to bring before the Shareholders.

28.
Special General Meetings

28.1.
All General Meetings other than Annual General Meetings shall be called "Special General Meetings."

28.2.
The Board of Directors may, whenever it deems fit, convene a Special General Meeting at such time and place, within or without the State of Israel, as may be determined by the Board of Directors, and shall be obligated to do so upon requisition in writing in accordance with Section 63 of the Companies Law.

29.
Shareholder Proposals

29.1.
A shareholder (a "Proposing Shareholder") holding one percent or more of the outstanding voting rights in the Company may request, subject to the provisions of Section 66(b) of the Companies Law, that the Board of Directors include a proposal on the agenda of a General Meeting to be held in the future, provided that the Proposing Shareholder gives timely notice of such request in writing (a "Proposal Request") to the Company and the Proposal Request complies with all the requirements of this Article 29, these Articles and applicable law and stock exchange rules. To be considered timely, a Proposal Request must be delivered, either in person or by certified mail, postage prepaid, and received at the principal executive office of the Company, no less than sixty (60) days prior to the date of issuance of the Company's proxy statement summoning a General Meeting.

29.2.
The Proposal Request shall set forth all the following: (i) the name, business address, telephone number and fax number or email address of the Proposing Shareholder (or each member of the group constituting the Proposing Shareholder, as the case may be) and, if an entity, the name(s) of the person(s) that controls or manages such entity; (ii) the number of Ordinary Shares held by the Proposing Shareholder, directly or indirectly, and, if any of such Ordinary Shares are held indirectly, an explanation of how they are held and by whom, and, if such Proposing Shareholder is not the holder of record of any such Ordinary Shares, a written statement from the holder of record or authorized bank, broker, depository or other nominee, as the case may be, indicating the number of shares the Proposing Shareholder is entitled to vote as of a date that is no more than ten (10) days prior to the date of delivery of the Proposal Request; (iii) any agreements, arrangements, understandings or relationships between the Proposing Shareholder and any other person with respect to any securities of the Company or the subject matter of the Proposal Request; (iv) the Proposing Shareholder's purpose in making the Proposal Request; (v) the complete text in the English language of the resolution that the Proposing Shareholder proposes to be voted upon at the General Meeting and, if the Proposing Shareholder wishes to have a statement in support of the Proposing Shareholder's proposal included in the Company's proxy statement, a copy of such statement, which shall be in the English language; and (vi) a statement of whether the Proposing Shareholder has a personal interest in the proposal and, if so, a description in reasonable detail of such personal interest.

  29.3.
  If the proposal of the Proposing Shareholder is to nominate a candidate for election to the Board of Directors, the Proposal Request shall set forth, in addition to the requirements set forth in Article 29.2, the following: (i) a declaration signed by the nominee and the other information required under Section 224B of the Companies Law; (ii) to the extent not otherwise provided in the Request Proposal, all the declarations, documents and other information required pursuant to the Companies Law and any other law to which the Company shall be subject at that time, including the rules of every stock exchange on which the Company's shares are listed for trade at that time, in order to propose the candidate for election and in order for him to be appointed as a director; (iii) a representation of whether the nominee meets the objective criteria for an independent director of the Company under the listing rules of the stock exchange on which the shares are then listed, and if not, an explanation of why not, and (iv) a statement signed by the nominee that he consents to be named in the Company's notices and proxy materials relating to the General Meeting and, if elected, to serve on the Board of Directors.

  29.4.
  In addition to the forgoing, the Proposing Shareholder shall promptly provide any other information reasonably requested by the Company. The Company shall be entitled to publish information provided by a Proposing Shareholder pursuant to this Article 29, and the Proposing Shareholder shall be responsible for the accuracy thereof.

  29.5.
  The information required pursuant to this Article 29 shall be updated as of the record date of the General Meeting, five Business Days before the General Meeting and the General Meeting, and any adjournment or postponement thereof.

  29.6.
  A Proposing Shareholder holding (i) five percent (5%) or more of the outstanding voting rights in the Company or (ii) five percent (5%) or more of the outstanding share capital and one percent (1%) or more of the voting rights in the Company, may request, subject to the provisions of Section 63(b)(2) of the Companies Law, that the Board of Directors convene a Special General Meeting, provided that the request complies with all the applicable requirements of a "Proposal Request" set forth in this Article 29 above, these Articles and applicable laws and stock exchange rules.

30.
Notice of General Meetings; Failure to Give Notice

30.1.
No notices of General Meetings shall be required to be given to Shareholders other than the Registered Shareholders. Notices of General Meetings shall be given as required by the provisions of the Companies Law and other applicable laws.

30.2.
The accidental omission to give notice of a meeting to any shareholder, or the non-receipt of notice sent to such shareholder, shall not invalidate the proceedings at such meeting.

30.3.
No shareholder present, in person or by proxy, at the commencement of a General Meeting shall be entitled to seek the revocation of any proceedings or resolutions adopted at such General Meeting on account of any defect in the notice of such meeting relating to the time or the place thereof.

PROCEEDINGS AT GENERAL MEETINGS

31.
Quorum

31.1.
In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in these Articles), present in person or by proxy and holding shares conferring in the aggregate at least 25% of the voting power of the Company, shall constitute a quorum at General Meetings. No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the requisite quorum under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business. General Meetings may be held telephonically or by any other means of communication, provided that each shareholder participating in such meeting can hear all of the other shareholders participating in such meeting.

31.2.
If within an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Board of Directors may determine. No business shall be transacted at any adjourned meeting, except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, if the original meeting was convened upon requisition under Section 63 or Section 64 of the Companies Law, one or more Shareholders, present in person or by proxy, and holding the number of shares required for making such requisition, shall constitute a quorum, but in any other case, any present shareholders in person or by proxy shall constitute a quorum.

32.
Chairman

The Chairman of the Board of Directors shall preside as Chairman at every General Meeting of the Company. If at any meeting such Chairman is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unable or unwilling to act as Chairman, any director appointed for such purpose by the Board of Directors, shall chair such General Meeting of the Company. The office of Chairman shall not entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote.

33.
Adoption of Resolutions at General Meetings

33.1.
Unless otherwise required by any Legal Requirement or provided for in these Articles, all resolutions adopted by a General Meeting will be Ordinary Resolutions. An Ordinary Resolution shall be deemed adopted if approved by the holders of a majority of the voting power represented at a General Meeting in person or by proxy and voting thereon.

  33.2.
  Every issue submitted to a General Meeting shall be decided by a show of hands or by a written ballot, as determined by the Board of Directors and applicable law. If a written ballot is demanded by any shareholder present in person or by proxy and entitled to vote at the meeting, the same shall be decided by such ballot. A written ballot may be demanded before the proposed resolution is voted upon or immediately after the declaration by the Chairman of the results of the vote by a show of hands.

  33.3.
  A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or lost, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of that fact, absent manifest error.

  33.4.
  Subject to the provisions of the Companies Law, a defect in convening or conducting a General Meeting, including a defect deriving from the non-fulfillment of any provision or condition set forth in the Companies Law or these Articles, including with regard to the manner of convening or conducting the General Meeting, shall not disqualify any resolution passed at the General Meeting and shall not affect the discussions or decisions which took place thereat.

34.
Power to Adjourn

34.1.
The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. Subject to these Articles, it shall not be necessary to give any notice of an adjournment unless the meeting is adjourned for more than twenty-one (21) days, in which event notice thereof shall be given in the manner required for the meeting as originally called.

34.2.
Where a General Meeting has been adjourned without changing its agenda, to a date which is not more than twenty-one (21) days, notices shall be given for the new date, as early as possible, and by no later than seventy-two (72) hours before the General Meeting.

35.
Voting Power

Subject to the provisions of Article 36.1 and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each Ordinary Share held by such shareholder of record or in his name with an "exchange member" and held of record by a "nominees company" (as such terms are defined under Section 1 of the Companies Law), on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

36.
Voting Rights

36.1.
No shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the quorum thereat), unless all calls and other sums then payable by such shareholder in respect of such shareholder's shares in the Company have been paid.

  36.2.
  A company or other corporate body being a shareholder of the Company may, by resolution of the managing body or the applicable organ thereof, authorize any person to be its representative at any meeting of the Company. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power that the latter could have exercised if it were an individual shareholder. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to the Chairman at the meeting.

  36.3.
  Any shareholder entitled to vote may vote either personally or by proxy (who need not be a shareholder of the Company), or, if the shareholder is a company or other corporate body, by a representative authorized pursuant to Article 36.2.

  36.4.
  If two or more Persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote of the other joint holder; and for this purpose seniority shall be determined by the order in which the names stand in the Share Register.

PROXIES

37.
Instrument of Appointment

37.1.
The instrument appointing a proxy shall be in writing and shall be substantially in the following form:

"I (Name of Shareholder) of (Address of Shareholder) being a shareholder of SteadyMed Ltd. (the "Company") hereby appoint (Name of Proxy) of (Address of Proxy) as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the day of , 20 and at any adjournment thereof.
Signed this day of , 20 .
(Signature of Appointer)"

  or in any usual or common form or in such other form as may be approved by the Board of Directors, including a form which provides for a continuing proxy until the occurrence of such date or event as is specified in the proxy. It shall be duly signed by the appointer, a duly authorized attorney of the appointer, or an agent thereof, with the stamp or printed name of the company or incorporated entity.

  37.2.
  Unless otherwise prescribed by the Board of Directors, the instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall be delivered to the Company (at its registered office, or at its principal place of business or at the offices of its registrar and/or transfer agent or at such place as the Board of Directors may specify) not less than forty-eight (48) hours (or such shorter period as may be determined by the Board of Directors or the Chairman of the General Meeting) before the time fixed for such meeting.

  37.3.
  An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company of written notice signed by the person signing such instrument or by the shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under

    Article 37.2 for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 37.2 hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Company of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder actually votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 37.3 at or prior to the time such vote was cast.

38.
Effect of Death of Appointer or Revocation of Appointment

A vote cast pursuant to an instrument appointing a proxy shall be valid notwithstanding the previous death, liquidation or winding-up of the appointing shareholder (or of such shareholder's attorney-in-fact, if any, who signed such instrument), or the revocation of the appointment or the transfer of the share in respect of which the vote is cast, provided no written intimation of such death, liquidation, winding-up, revocation or transfer shall have been received by the Company or by the Chairman of the meeting before such vote is cast and provided, further, that the appointing shareholder, if present in person at said meeting, may revoke the appointment by means of a writing, oral notification to the Chairman, or otherwise.

39.
Class Meetings

Subject to the provision of the Companies Law and other applicable laws, the provisions of these Articles relating to General Meetings shall apply, mutatis mutandis, to any Class Meeting.

BOARD OF DIRECTORS

40.
Powers of Board of Directors

The Board of Directors shall determine the Company's policies, oversee the activities of the Chief Executive Officer, and take such other actions as are described in Section 92 of the Companies Law. In the absence of a Chief Executive Officer and other senior executive officers of the Company, the Board of Directors shall manage the business of the Company. The authority conferred on the Board of Directors by this Article 40 shall be subject to the provisions of the Companies Law and of these Articles.

41.
Exercise of Powers of Directors

41.1.
A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers, and discretions vested in or exercisable by the Board of Directors.

41.2.
A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote, lawfully entitled to vote thereon and voting thereon.

41.3.
A resolution in writing signed by all Directors then in office and lawfully entitled to vote thereon or to which all such Directors have given their consent (by e-mail, facsimile, letter or otherwise) and which has been signed by the Chairman of the

    Board of Directors shall be deemed to have been unanimously adopted by a meeting of the Board of Directors duly convened and held.

42.
Delegation of Powers

42.1.
Subject to Section 112 of the Companies Law, the Board of Directors may delegate any or all of its powers to committees, each consisting of two (2) or more Directors (unless instructed otherwise by applicable law) and, in addition, shall create such committees as required under the Companies Law, and it may from time to time revoke such delegation or alter the composition of any such committee. Any committee so formed (in these Articles referred to as a "Committee of the Board of Directors") shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

42.2.
Without derogating from the provisions of Article 55, the Board of Directors may, subject to the provisions of the Companies Law, from time to time appoint a Secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors may deem appropriate, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the terms and conditions of employment, of all such persons, and may require security in such cases and in such amounts as it deems appropriate.

42.3.
The Board of Directors may from time to time, by power of attorney or otherwise, appoint any Person to be the attorney or attorneys of the Company at law or in fact for such purpose and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors may deem fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

43.
Number of Directors

43.1.
The Board of Directors shall consist of a minimum of 5 and a maximum of 9 directors ~~(including the External Directors, as defined in the Companies Law)~~ (individually a "Director" and collectively, the "Directors"). Subject to the aforesaid, the number of Directors shall be determined, from time to time, by a majority of the Directors then in office; provided that no determination in respect of a decrease in the number of Directors shall shorten the term of any incumbent Director.

43.2.
The Company shall appoint External Directors as and to the extent required by, and they shall hold office according to, the Companies Law, as long as the Company is required by the Companies Law to appoint External Directors and unless the Company has elected to apply Section 5D of the Relieves for Public Companies Whose Shares are Listed for Trading on an Exchange Abroad 5760-2000, (for as long as Company is entitled to apply the relieves included therein).

44.
Appointment and Removal of Directors

44.1.
The Directors, other than External Directors to the extent appointed (who will be chosen and appointed, will serve and whose term will expire in accordance with applicable law), shall be appointed in accordance with the provisions of this Article.

44.2.
Except for External Directors, to the extent appointed (as defined in the Companies Law, who shall not form part of any class and whose term shall be determined in accordance with applicable law), all directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, Class I to hold office initially for a term expiring at the 2015 Annual Meeting of the Company, Class II to hold office initially for a term expiring at the 2016 Annual Meeting of the Company, and Class III to hold office initially for a term expiring at the 2017 Annual Meeting of the Company, with the members of each class to hold office until their successors have been duly elected and qualified. At each Annual Meeting following the 2015 Annual Meeting, the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of the Company held in the third year following the year of their election and until their successors have been duly elected and qualified or until any such Director's appointment terminates as provided for in the Companies Law or due to any of the circumstances set forth in Article 47.1 below, in such manner that after the initial terms of office set forth above, all Directors shall be appointed for terms of approximately three years, and approximately one-third of the Directors (not including External Directors) shall stand for election each year. The classification of the directors into the various classes shall be determined by the Board of Directors subject to the approval of the shareholders of the Company.

44.3.
Directors may not be dismissed from office by the Shareholders or by a General Meeting prior to expiration of their term of office pursuant to Article 44.2 or 46 below, and the provisions of Section 230(a) of the Companies Law in this regard shall not apply. Notwithstanding the aforesaid and without derogating from the provisions of applicable law, a Director may be removed from office prior to his or her applicable term pursuant to Article 44.2 or 46 below, by the General Meeting upon the occurrence of one of the following by an affirmative vote of at least two-thirds of all the actual votes cast by the Shareholders present is such General Meeting: (i) Director has committed a dishonorable criminal offense; (ii) Director is in breach of his or her duties of trust or loyalty to Company; (iii) Director deliberately causes harm to Company's business affairs.

44.4.
This Article 44 shall not be amended or revoked except by a resolution adopted by a majority of more than two-thirds of all the actual votes cast by the Shareholders present (either in person or by proxy), and entitled to vote, without taking into account abstentions.

45.
Qualification of Directors

No Person shall be disqualified to serve as a Director by reason of not holding shares in the Company or by reason of having served as a Director in the past.

46.
Continuing Directors in the Event of Vacancies

Any additional Director of any class elected to fill a vacancy resulting from a vacancy in such class shall hold office for a term that shall coincide with the remaining term of the class, but in no case will a decrease in the number of Directors shorten the term of any incumbent

  Director. Any vacancy on the Board of Directors for any reason, and any directorships resulting from any increase in the number of Directors of the Board of Directors, may be filled by a decision of the majority of the Board of Directors then in office, and any Directors so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their successors shall be elected and qualified or until such Director's appointment terminates as provided for in the Companies Law or due to any of the circumstances set forth in Article 47 below.

47.
Vacation of Office

47.1.
The office of a Director shall be vacated by his written resignation. Such resignation shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

47.2.
The office of a Director shall be vacated, ipso facto, upon the occurrence of any of the following: (i) such Director's death, (ii) such Director is convicted of a crime as described in Section 232 of the Companies Law, (iii) such director is no longer fit to serve as a director in accordance with Section 228(a) of the Companies Law, (iv) such Director is removed by a court of law in accordance with Section 233 of the Companies Law, (v) such Director becomes legally incompetent, (vi) if such Director is an individual, such Director is declared bankrupt, (vii) if such Director is a corporate entity, upon its winding-up or liquidation, whether voluntary or involuntary, (viii) if such director's term of office has expired, (ix) with respect to External Director (to the extent appointed)—if such Directors no longer meets the requirements set forth in Section 240 to the Companies Law, or (x) if such director is prohibited by applicable law or listing requirements from serving as a Director.

48.
Remuneration of Directors

The Directors shall be paid any remuneration by the Company for such Director's services as a member of the Board of Directors, provided that such remuneration has been approved pursuant to the provisions of the Companies Law. The Directors shall also be entitled to the reimbursement for out-of-pocket and travel expenses incurred in connection with the performance of their services to the Company.

49.
Conflict of Interests

Subject to the provisions of the Companies Law, the Company may enter into any contract or otherwise transact any business with any Office Holder in which contract or business such Office Holder has a personal interest, directly or indirectly; and may enter into any contract or otherwise transact any business with any third party in which contract or business an Office Holder has a personal interest, directly or indirectly; provided, however, that such Director shall refrain from voting on such matter where a personal interest exists, unless such voting is permitted by the Companies Law. The Board of Directors shall be entitled to delegate its approval power under Section 271 of the Companies Law to a Committee of the Board of Directors or to such person it deems appropriate, whether generally, with respect to a certain contract or transaction or with respect to certain types of contracts or transactions, and the power of such committee or person shall be regarded as another method of approval within the meaning of Section 271 of the Companies Law.

 PROCEEDINGS OF THE BOARD OF DIRECTORS

50.
Meetings

50.1.
The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors deem fit. Meetings of the Board of Directors may be held by telephone or by any other means of communication provided that each Director participating in such meeting can hear all of the other Directors participating in such meeting.

50.2.
The Chairman of the Board of Directors, and, in the absence of a Chairman, any Director, may convene a meeting of the Board of Directors, but not less than two (2) days' written notice shall be given of any meeting, unless such notice is waived in writing by all of the Directors as to a particular meeting.

51.
Quorum

51.1.
Provided notice of a meeting of the Board of Directors has been provided in accordance with these Articles, a quorum at a meeting of the Board of Directors shall be constituted by the presence, in person or represented by an Alternate Director, of a majority of the Directors then in office who are lawfully entitled to participate in the meeting,.

51.2.
If within one (1) hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to such time, date and place as the Chairman may determine, or, in his absence, by the Directors present at the convened meeting, provided that not fewer than four (4) days' written notice shall have been provided to each of the Directors of such meeting. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, a majority of the Directors present in person or represented by an Alternate Director shall constitute a quorum.

52.
Chairman of the Board of Directors

The Board of Directors, by a decision taken by a majority of the Directors may from time to time elect one of its members to be the Chairman of the Board of Directors, remove such Chairman from office and appoint another in his place. The Chairman of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting the Chairman is not present within fifteen (15) minutes of the time fixed for the meeting, or if the appointed Chairman is unable or unwilling to take the chair, the Directors present shall choose one of their number to be the chairman of such meeting. The office of Chairman shall not entitle such Director to a second or casting vote.

53.
Validity of Acts Despite Defects

Subject to the provisions of the Companies Law, all acts done bona fide at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any Person acting as Director, shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meetings or any of them or any person(s) acting as aforesaid, or that the persons were disqualified, be as valid as if there were no such defect or disqualification.

 MINUTES

54.
Minutes

54.1.
Minutes of each General Meeting and of each meeting of the Board of Directors (or any committee thereof) shall be recorded and duly entered in books provided for that purpose. Such minutes shall, in all events, set forth the names of the persons present at the meeting and all resolutions adopted thereat.

54.2.
Any minutes as aforesaid, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

CHIEF EXECUTIVE OFFICER

55.
54. Chief Executive Officer

55.1.
The Board of Directors may from time to time appoint, remove and replace a person as Chief Executive Officer of the Company, and may confer upon such appointed person, and from time to time modify or revoke, such title (including General Manager, Managing Director, Director General or any similar or dissimilar title). The appointment of the Chief Executive Officer may be either for a fixed term or without any limitation of time. The Board of Directors may from time to time remove or dismiss the Chief Executive Officer from office and appoint another or others in the Chief Executive Officer's place.

55.2.
The Chief Executive Officer shall manage the business of the Company, subject to the policies established by the Board of Directors, such limitations and restrictions as are set forth in these Articles or as the Board of Directors may from time to time prescribe, and the provisions of the Companies Law.

55.3.
The Board of Directors (and, so long as required by applicable law, the Compensation Committee and the Shareholders unless exempted from Shareholder approval) may from time to time determine the Chief Executive Officer's salary and other terms and conditions of the Chief Executive Officer's employment, subject to the provisions of the Companies Law and any relieves that may be promulgated thereunder. Subject to the provisions of the Companies Law, all Company employees shall be subordinate, directly or indirectly, to the Chief Executive Officer of the Company. The Chief Executive Officer of the Company shall have the right remove any Company employee from his position and/or terminate the employment of any such employee with the Company and, subject to the provisions of the Companies Law, may delegate such powers to other employees of the Company.

EXEMPTION FROM LIABILITY, INDEMNIFICATION AND INSURANCE

56.
Subject to the provisions of the Law, the Company may indemnify its Office Holders to the fullest extent permitted by applicable Law, in respect of any liability imposed on the Office Holder or incurred by him in respect of any act or omission or alleged act or omission (each, an "Action") performed by him in his capacity as an Office Holder, with respect to any of the following:

56.1.
A financial liability imposed on him/her in favor of another person in any judgment, including any settlement confirmed as judgment and an arbitrator's award which has been confirmed by the court;

  56.2.
  Reasonable litigation expenses, including without limitation attorney's fees, incurred by an Office Holder due to an investigation or proceeding conducted against him by an authority authorized to conduct such investigation or proceeding, and which is Concluded Without The Filing Of An Indictment (as defined in the Companies Law) against the Office Holder , and without a Financial Obligation In Lieu of Criminal Proceedings (as defined in the Companies Law), or which Concluded Without The Filing Of An Indictment against the Office Holder but with the Financial Obligation In Lieu of Criminal Proceedings for an offense which does not require a proof of criminal intent or in connection with a financial sanction;

  56.3.
  Reasonable litigation expenses, including legal fees, incurred by an Office Holder, or which the Office Holder is obligated to pay under a court order, in a proceeding brought against the Office Holder by the Company, or on its behalf, or by another person, or in any criminal proceeding in which the Office Holder is acquitted, or in any criminal proceeding in which the Office Holder was convicted of an offense that does not require proof of criminal intent; and

  56.4.
  A financial obligation imposed upon an Office Holder and reasonable litigation expenses, including without limitation reasonable attorney fees, expended by the Office Holder as a result of an Administrative Proceeding (as defined below) instituted against the Office Holder. Without derogating from the generality of the foregoing, such obligation or expense will include a payment which the Office Holder is obligated to make to an injured party as set forth in Section 52(54)(a)(1)(a) of the Securities Law, and expenses that the Office Holder incurred in connection with a proceeding under Chapters H'3, H'4 or I'1of the Securities Law, including reasonable legal expenses, which term includes attorney fees.

In these Articles, "Administrative Proceeding" shall mean a proceeding pursuant to Chapter H'3 (Imposition of Financial Sanctions by the Securities Authority), H'4 (Imposition of Administrative Enforcement Measures by the Administrative Enforcement Committee) or I'1 (Arrangement to Prevent the Initiation of Proceedings or to Conclude Proceedings, Subject to Conditions) of the Securities Law.

57.
Subject to the provisions of the Companies Law, the Company may undertake to indemnify an Office Holder as aforesaid: (i) prospectively, provided that for the purpose of Article 56 the undertaking is limited to categories of events which in the opinion of the Board can be foreseen when the undertaking to indemnify is given, in view of the Company's current activities at the time and to an amount set by the Board as reasonable under the circumstances, and (ii) retroactively.

58.
Subject to the provisions of any Law, the Company may procure, for the benefit of any of its Office Holders, Office Holders' liability insurance with respect to any of the following:

58.1.
A breach of the duty of care owed to the Company or any other person;

58.2.
A breach of the duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action would not injure the Company; or

58.3.
A financial liability imposed on an Office Holder in favor of a third party, in respect of an act performed by the Office Holder by virtue of the Office Holder being an Office Holder of the Company; or

58.4.
A financial obligation imposed upon an Office Holder and reasonable litigation expenses, including without limitation attorney fees, expended by the Office Holder as a result of an Administrative Proceeding instituted against him. Without derogating from the generality of the foregoing, such obligation or expense will include a payment which the Office Holder is obligated to make to an injured party as set forth in Section 52(54)(a)(1)(a) of the Securities Law and expenses that the Office Holder incurred in connection with a proceeding under Chapters H'3, H'4 or I'1 of the Securities Law, including reasonable legal expenses, which term includes attorney fees.

59.
Subject to the provisions of any Law, the Company may exempt, in advance, by a Board resolution, Office Holders from all or part of their responsibilities for damages due to their violation or future violation of their duty of care to the Company. Notwithstanding the foregoing, the Company may not release an Office Holder from his or her duty of care in connection with a Prohibited Distribution (as such term is defined in the Companies Law).

60.
In accordance with the provisions of Section 263 of the Companies Law, Articles 56 through 59 shall not apply under any of the following circumstances:

60.1.
A breach of an Office Holder's duty of loyalty, except as specified in Article 58.2;

60.2.
A reckless or intentional violation of an Office Holder's duty of care excluding negligence;

60.3.
An intentional action or omission intended to reap a personal gain illegally;

60.4.
A fine or forfeit levied on an Office Holder.

61.
Any amendment to the Companies Law, the Securities Law or any other applicable law, statute or rule adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Articles 56 and 58 above shall be prospective in effect, and shall not affect the Company's obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law, the Securities Law or such other applicable law, statute or rule.

RIGHTS OF SIGNATURE AND STAMP

62.
Rights of Signature and Stamp

62.1.
The Board of Directors shall be entitled to authorize any Person (who need not be Director) to act and sign on behalf of the Company, and the acts and signature of such Person on behalf of the Company, together with the Company's stamp or next to the Company's name in print or handwriting, shall bind the Company insofar as such Person acted and signed within the scope of such Person's authority.

62.2.
The Company shall have at least one official stamp.

DIVIDENDS

63.
Declaration of Dividends

The Board of Directors may from time to time declare, and cause the Company to pay, such interim or final dividend as may appear to the Board of Directors to be justified by the profits of the Company and as permitted by the applicable law. The Board of Directors shall determine the time for payment of such dividends, both interim and final, and the record date for determining the shareholders entitled thereto.

64.
Payment in Specie

Upon the resolution of the Board of Directors, a dividend may be paid, wholly or partly, by the distribution of specific assets of the Company or by distribution of paid up shares, debentures or debenture stock of the Company or of any other companies, or in any one or more of such ways.

65.
Implementation of Powers under Articles 63 and 64

For the purpose of giving full effect to any resolution under Articles 63 or 64, the Board of Directors may settle any difficulty which may arise in regard to the distribution as it deems expedient, and, in particular, may issue fractional certificates, and may determine the value for distribution of any specific assets, and may determine that cash payments shall be made to any shareholders, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

66.
Deductions from Dividends

The Board of Directors may deduct from any dividend or other moneys payable to any shareholder in respect of a share any and all sums of money then payable by such shareholder to the Company on account of calls, in accordance with Article 15 above, or otherwise in respect of such share.

67.
Retention of Dividends

67.1.
The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

67.2.
The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any Person is, under Article 24 or 25, entitled to become a shareholder, until such person shall become a shareholder in respect of such share.

68.
Unclaimed Dividends

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of three (3) years from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company; provided, however, that the Board of Directors may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a Person who would have been entitled thereto had the same not reverted to the Company.

69.
Mechanics of Payment

Any dividend or other moneys payable in cash in respect of a share may be paid by check sent through the post to, or left at, the registered address of the Person entitled thereto or by transfer to a bank account specified by such Person (or, if two or more Persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to any one of such Persons or to such Person's bank account), or to such Person and at such address as the Person entitled thereto may by writing direct. Every such check shall be made payable to the order of the Person to whom it is sent, or to such Person as the Person entitled thereto as aforesaid may direct, and payment of the check by the banker upon whom it is drawn shall be a good discharge to the Company. Every such check shall be sent at the risk of the Person entitled to the money represented thereby.

70.
Receipt from a Joint Holder

If two or more Persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of such Persons may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

ACCOUNTS

71.
Books of Account

The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable law. Such books of account shall be kept at the registered office of the Company, or at such other place or places as the Board of Directors may deem appropriate, and they shall always be open to inspection by all Directors. No shareholder, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as otherwise provided by agreement with the Company, or as conferred by applicable law, or as authorized by the Board of Directors.

72.
Fiscal Year

The Company's fiscal year shall commence on January 1st and end on the following December 31st.

73.
Audit

73.1.
As soon as practicable after the end of each fiscal year of the Company, the Company shall prepare a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (the "Annual Financial Statements"). The Annual Financial Statements shall be audited for correctness by the Company's auditor, or at the request of the Board of Directors by a firm of Independent Certified Public Accountants (the "Auditor").

73.2.
From the date of the provision to the shareholders of a notice of an Annual General Meeting, and until the Annual General Meeting, the Company shall maintain at its principal office a copy of the Annual Financial Statements and shall make the Annual Financial Statements available to any shareholder who requests access to or a copy of the Annual Financial Statements, in accordance with the Companies Law.

74.
Auditors

74.1.
The shareholders of the Company shall appoint an Auditor of the Company at the Annual General Meeting. Such appointment shall be in force until the end of the fiscal year for which the appointment is made, or for a longer period if so resolved at the Annual General Meeting, but in no event for a period of more than three (3) fiscal years. Subject to the provisions of the Companies Law, the shareholders of the Company may remove the Auditor at any time.

74.2.
The appointment, authorities, rights and duties of the Auditor of the Company shall be regulated by applicable law.

74.3.
The Board of Directors shall determine the remuneration of the Auditor and report to the Shareholders on such remuneration at the Annual General Meeting.

75.
Internal Auditor

75.1.
The internal auditor of the Company shall be appointed in accordance with the rules and regulations of the Companies Law, and shall report to the Chairman or as otherwise determined by the Board of Directors. Notwithstanding the forgoing, in even that that the Chairman is an executive officer of the Company, the internal auditor shall report to the chairman of the Company's Audit Committee.

75.2.
The internal auditor shall file with the Audit Committee (unless decided otherwise by the Board of Directors) a proposal for an annual or other periodic work plan, which shall be approved by the Audit Committee (unless decided otherwise by the Board of Directors).

NOTICES

76.
Notices

76.1.
Any written notice or other document may be served by the Company to a Director or any shareholder either personally or by sending it by prepaid registered mail (airmail if sent to a place outside Israel) addressed to such Director or shareholder at such person's address as described in the Share Register or such other address as such Director or shareholder may have designated in writing for the receipt of notices and other documents, including through e-mail, facsimile or other electronic means. Any written notice or other document may be served by any Director or shareholder upon the Company by tendering the same in person to the Secretary or the Chief Executive Officer of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its registered address. Any such notice or other document shall be deemed to have been served five (5) days after it has been posted (seven (7) days if sent to a place not located on the same continent as the place from where it was posted), or when actually received by the addressee if sooner than five (5) days or seven (7) days, as the case may be, after it has been posted, or when actually tendered in person, to such Director or shareholder (or to the Secretary or the Chief Executive Officer); provided, however, that notice may be sent by e-mail, facsimile or other electronic means, or by registered mail as aforesaid, and such notice shall be deemed to have been given twenty-four (24) hours after such e-mail, facsimile or other electronic communication has been sent. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some respect, to comply with the provisions of this Article 76.1.

  76.2.
  All notices to be given to the shareholders shall, with respect to any share to which Persons are jointly entitled, be given to whichever of such Persons is named first in the Share Register, and any notice so given shall be sufficient notice to the holders of such share.

  76.3.
  Any shareholder whose address is not described in the Share Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

  76.4.
  Any notice served, in accordance with the provisions of sub-articles 76.1-76.3, on a trustee, registered as such in accordance with the provisions of Article 12, shall constitute a sufficient notice to the beneficiaries of such trustee.

Exhibit B

STEADYMED LTD.

2015 COMPENSATION POLICY

1.
PURPOSE.

This 2015 Compensation Policy (the "Policy") constitutes the Compensation Policy (as such term is defined in the Companies Law) of SteadyMed Ltd. (the "Company") with respect to the determination of Terms of Office and Engagement of Office Holders (as such term is defined in the Companies Law), if and to the extent such determination is required by the Companies Law to be made pursuant to the Compensation Policy.

This Policy is based on the following principles and considerations: (a) promotion of the annual goals and the targets of the Company, its work plan and long term policy; (b) creation of incentives to Office Holders of the Company, taking into account, among other things, the risk management policy of the Company; (c) adjustment of the incentives and rewards to Company's size and stage of development (compared to peer group companies), nature and operations; (d) in respect of employment and service conditions, which include varying components—matching incentives and rewards to the Office Holders' contribution in order to achieve Company's goals and maximize its cash management and future profits, all in long-term perspective and according to the role of the Office Holders.

2.
DEFINITIONS; CONSTRUCTION.

2.1.
"Affiliate" of any Person, shall mean any other Person that, directly or indirectly through one or more intermediaries, is controlled by such Person, and the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

2.2.
"Applicable Law" shall mean any applicable law, rule, regulation, statute, extension order, judgment, order or decree of any federal, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange or trading or quotation system on which the securities of the Company are then traded, listed or quoted.

2.3.
"Board" means the Board of Directors of the Company.

2.4.
"Committee" means the Compensation Committee of the Board, within the meaning of the Companies Law.

2.5.
"Companies Law" means the Israeli Companies Law, 5759-1999 together with the regulations promulgated thereunder, all as amended from time to time.

2.6.
"Director" means any member of the Board of Directors of the Company.

2.7.
"Executive" means any Office Holder who does not serve solely as a director.

2.8.
"Office Holders" means as set forth in the Companies Law, regardless of whether such Office Holder is employed by the Company or an Affiliate thereof.

2.9.
"Person" means (whether or not a capitalized term) any individual, corporation, partnership, limited liability Company, firm, joint venture, association, joint-stock Company, trust, estate, unincorporated organization or other entity.

  2.10.
  "Terms of Office and Engagement" means as defined in the Companies Law.

  2.11.
  Terms not otherwise defined herein shall have the meaning ascribed to them in the Companies Law, unless the context dictates otherwise. To the extent any provision herein conflicts with the conditions of any Applicable Law, the provisions of the Applicable Law shall prevail over this Policy and the Board is empowered hereunder to interpret and enforce such prevailing provisions. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". References to any law or regulation, rule or ordinance, including any section or other part thereof, shall refer to that as amended from time to time and shall include any successor law. The use of captions and titles in this Policy is for the convenience of reference only and shall not affect the meaning of any provision of this Plan.

  2.12.
  Nothing in this Policy shall confer upon any person, including, any Office Holder, any rights, entitlements, benefits or remedies whatsoever, including any right or entitlement to any compensation, remuneration or benefits of any kind or nature or to interfere with or limit in any way the right and authority of the Company or any of its Affiliates to determine any compensation, remuneration or benefits or to terminate the service or employment of any Office Holder. The Terms of Office and Engagement of an Office Holder shall only be as set in an agreement between such Office Holder and the Company or its Affiliates or in a written undertaking of the Company or its Affiliates or in a resolution of the relevant organ of the Company or such Affiliate setting forth the Terms of Office and Engagement and their applicability to the relevant Office Holder, and, in each case, as prescribed by Applicable Law. No representation or warranty is made by the Company in adopting this Policy, and no custom or practice shall be inferred from this Policy or the implementation thereof, which is specific and applied on a case-by-case basis.

  2.13.
  To the extent that an Office Holder's engagement or service is effected pursuant to an agreement between the Company or any Affiliate thereof, on the one hand, and an Affiliate of the Office Holder, on the other hand, then this Policy shall apply, mutatis mutandis, to the same extent as if the service or engagement would have been made pursuant to an agreement with the Office Holder personally. To the extent that an Office Holder's engagement or service (including, a Director in his capacity as such or in other capacities) is not through employment relations with the Company or any Affiliate thereof then this Policy shall apply, mutatis mutandis.

  2.14.
  This Policy shall not apply, and shall have no effect with respect to or derogate from, any Terms of Office and Engagement of any Office Holder which are in effect prior to the date of adoption of this Policy.

  2.15.
  To the extent that after the date on which this Policy is approved in accordance with the Companies Law relief is granted as to the mandatory or minimum requirements prescribed by Applicable Law to be included in a Compensation Policy as of the date hereof, or any limitation contained in this Policy is more stringent than that required by Applicable Law, than such relief or less stringent limitation shall be deemed incorporated by reference into this Policy notwithstanding anything else to the contrary, unless otherwise determined by the Board.

3.
SPECIFIC CONSIDERATIONS IN THE DETERMINATION OF TERMS OF OFFICE AND ENGAGEMENT.—With a view to achieving the general purpose and intent of the considerations as set above, the Terms of Office and Engagement of an Office Holder shall be predominantly based on the following considerations:

  3.1.
  The education, qualification, skills, expertise, professional experience, accomplishments, references, reputation, achievements of the Office Holder as they relate to the business of the Company;

  3.2.
  If applicable, the experience, references, reviews, achievements and sustained performance of the Office Holder over time with the Company and / or its Affiliates;

  3.3.
  The seniority, tenure and duration of employment with or service to the Company or its Affiliates;

  3.4.
  The job function, organizational level, position and areas of and scope of responsibility and authority of the Office Holder;

  3.5.
  The obligations, responsibilities, roles and objectives imposed on such Office Holder under Applicable Law;

  3.6.
  The need to retain Office Holders who have relevant skills, know-how or unique expertise;

  3.7.
  Prior Terms of Office and Engagement with the Company and its Affiliates or previous employers;

  3.8.
  The then current and prospective condition of the Company's business, affairs, budget, operations, activities, liabilities, financial results, plans and strategy;

  3.9.
  The terms of compensation of other groups of employees of the Company and its Affiliates that are determined to be relevant;

  3.10.
  The ratio between the Terms of Office and Engagement of the Office Holder and the salary (as defined in the Companies Law), and specifically the average and median salary (as defined in the Companies Law) of other employees of the Company, including for purposes of this section those engaged through manpower companies, and the effect of such differences on the employment environment in the Company;

  3.11.
  If the Terms of Office and Engagement include variable components, inclusion of provisions reducing variable components, and setting a limit on the exercise value of an equity variable component, all at the Board's discretion;

  3.12.
  If the Terms of Office and Engagement include termination benefits, the term of office or engagement of the Office Holder, the Office Holder's Terms of Office and Engagement during such period, the performance of the Company (or the applicable Affiliate or division) during such period, the Office Holder's contribution towards the Company's achievement of its goals and maximizing its profits, and the circumstances of termination;

  3.13.
  If the Terms of Office and Engagement include equity or equity-linked components, the value thereof, the anticipated incentive associated with such components and any dilution resulting from the issuance of the securities;

  3.14.
  Any requirements prescribed by the Companies Law, U.S. securities laws and NASDAQ rules, and any other Applicable Law, from time to time; and

  3.15.
  Such other considerations as are deemed relevant or applicable in the circumstances.

  3.16.
  General goals and objectives of the Company (or if applicable, the relevant Affiliate or division) and incentivizing the Office Holder to reach and achieve these goals.

  3.17.
  The specific goals or targets defined for the Executive or for which such Executive is recruited or retained and incentivizing the Office Holder to reach and achieve these goals.

The relevancy and applicability of the foregoing considerations shall be weighed in each particular instance, taking into account that the Company is or will be, in the relatively near future, operating in various jurisdictions, each of which may differ significantly in the norms of its employment practices.

The determination shall be made on the basis of all or part of the foregoing considerations and the weight of any particular consideration shall be as determined in the particular instance and based on the specific circumstances.

The Company may, but shall not be required to, obtain advice from advisors and professionals for the purpose of assessing and determining the above considerations as the Company deems necessary, including, for the purpose of gathering relevant data, market research, labor practices and economic/cost analysis.

4.
COMPONENTS OF TERMS OF OFFICE AND ENGAGEMENT OF AN EXECUTIVE.

The Terms of Office and Engagement of an Executive may include a combination of all or any part of the following components. In each instance, consideration shall be given as to which components are appropriate and their respective weight.

•
Base salary

•
Cash bonuses

•
Equity-based compensation

•
Benefits and perquisites

•
Retirement and severance arrangements

4.1.
Base Salary and Benefits.

4.1.1.
The amount of the Base Salary of Executive shall be determined based on the considerations set forth in Section 3 above.

4.1.2.
In addition to the base salary, the Terms of Office and Engagement of an Executive may include additional or related benefits as follows:

a.
Pension;

b.
Education fund;

c.
Severance pay;

d.
Managers insurance;

e.
Medical insurance (including vision and dental) and life insurance, including with respect to immediate family members;

f.
Disability insurance;

g.
Periodic medical examination;

h.
Leased car or company car (as well as bearing the cost of related expenses or reimbursement thereof), or the value of the use thereof, or transportation allowance;

      i.
      Telecommunication and electronic devices and communication expenses, including cellular telephone and other devices, personal computer/laptop, internet, etc. or the value of the use thereof;

      j.
      Paid vacation, including, if applicable, the redemption thereof;

      k.
      Sick days;

      l.
      Holiday and special occasion gifts;

      m.
      Recuperation pay;

      n.
      Expense reimbursement;

      o.
      Payments or participation in relocation and related costs and expenses;

      p.
      Exculpation and indemnification;

      q.
      General directors' and officers' liability insurance covering persons serving at present or in the future, from time to time, as directors and officers of the Company and its subsidiaries, including renewals thereof, with coverage substantially similar to the coverage in effect on the date of approval of this Policy, or as may be increased from time to time to reflect the circumstances at the time (including the Company's activities, size and status, markets at which its shares are traded etc.) and at premiums that are substantially similar to the premiums in effect on the date of approval of this Policy, or as may be increased from time to time (provided that the total premiums for a particular year do not exceed by more than 30% of the premiums payable under the then-effective coverage for the then current year);

      r.
      Directors' and officers' liability insurance with respect to specific events, such as public offerings, or with respect to periods to time following which the then existing insurance coverage ceases to apply, such as "run-off" coverage in connection with a change in control;

      s.
      Change-of-control provisions;

      t.
      Loans or advances;

      u.
      Professional or academic courses or studies;

      v.
      Business related journal or online subscriptions;

      w.
      Professional membership dues or subscription fees;

      x.
      Professional advice or analysis (such as pension, insurance and tax);

      y.
      Reasonable relocation and other travel costs for Executives and their families;

      z.
      Other benefits generally provided to Company employees (or any applicable Affiliate or division);

      aa.
      Other benefits or entitlements mandated by Applicable Law;

      bb.
      Other benefits and entitlements that are part of compensation practices in the industry, relevant geographical location, region of activity or jurisdiction;

    4.1.3.
    Any of the above benefits may include gross up of taxes and mandatory payments required to be made by Applicable Law.

    4.1.4.
    The Terms of Office and Engagement of an Executive may include a mechanism for salary updates and currency conversion calculations.

  4.2.
  Retirement and termination of service arrangements.    The retirement and/or termination benefits may include the following benefits:

  4.2.1.
  Advance notice—advance notice upon termination of employment for a certain period of time, which in any case will not exceed a term of 6 months. During such period of time, the Executive Officer may be required to continue his employment with the Company;

  4.2.2.
  Severance pay—at least as required or facilitated under local laws in the relevant jurisdiction but no more than 36 months of Base Salary in connection with a change in control of the Company, 24 ((Increased to allow for future increases but these don't trump employment agreements)) months otherwise;

  4.2.3.
  Transition period—Executive may receive up to 12 months of Base Salary and benefits (i.e., excluding cash bonuses and Equity-based Awards as defined herein), taking into account the period of service or employment of the Executive, his/her service and employment conditions in the course of such period, Company's performance during such period, the contribution of the Executive Officer to the achievement of Company's targets and profits and the circumstances of the termination of employment.

  4.2.4.
  Health insurance for US or other Executive—payment of post-termination health insurance upon termination of employment in connection with a change in control for up to 36 months, up to 24 months otherwise.

  4.3.
  Cash Bonuses

  4.3.1.
  With respect to each year, an Executive Management Bonus Plan (the "Bonus Plan") shall be prepared, containing a set of objectives for all or any part of the Executives, who are not subordinated to the CEO, based on the Company's performance on an annual or long-term basis and pursuant to measurable criteria, as described in Section 4.3.~~4~~ 3 below. The Bonus Plan may, but shall not be required to, be set out in individual agreements with the applicable relevant Executives. To the extent applicable, the Bonus Plan may be revisited during the annual period, including in order to account for recruitments and promotions during such year or significant changes in the Company's operations or business, an M&A transaction or material changes in the market(s) in which the Company operates. Executives which are subordinated to Company's CEO, may be granted an annual bonus with no need to meet any criteria whatsoever (measurable or non-measurable) by the sole discretion of Company's Compensation Committee and the Board of Directors provided however that such bonus does not exceed the maximum amount that such Executive can receive as an annual bonus according to section 4.3.6 of this Compensation Policy.

  4.3.2.
  When determining the allocation of these criteria, the Committee and the Board will consider ~~, (on the basis of the recommendations of the Company's Chief Executive Officer (the "CEO") (with respect to Executives other than the CEO))~~ : (i) emphasizing the high level of accountability to overall

      Company performance and financial results expected of each Executive; (ii) creating a personal link between each Executive's compensation and the achievement of the corporate goals; (iii) creating a personal link between each Executive's compensation and the achievement of business unit goals under his or her responsibility; and (iv) driving individuals to a high-performance culture.

    4.3.3.
    Notwithstanding the foregoing, the Terms of Office and Engagement of Company's ~~an~~ a Chief Executive Officer (the "CEO") ~~Executive~~ may provide that a non-material portion of his or her bonuses may be determined and granted on the basis of non-measurable criteria, by the approval of Compensation Committee, considering the contribution of the ~~Executive~~ CEO to the Company and its Affiliates, or alternatively that his entire annual bonus shall be based on non-measurable criteria as long as the aggregated bonus sum does not exceed 3 monthly salaries per year. The same applies to the directors, however in this case such compensation is subject to the approval of the Compensation Committee, board of directors and the shareholders of the Company.

    4.3.4.
    Examples of measurable criteria (which may be determined on a Company-wide or divisional basis) that may be considered for an annual bonus:

    (a)
    Financial results (whether GAAP or non-GAAP);

    (b)
    Sales and marketing objectives;

    (c)
    Increase in market capitalization;

    (d)
    Cost savings;

    (e)
    Efficiency metrics;

    (f)
    Execution of projects;

    (g)
    Internal and external customer satisfaction;

    (h)
    Promotion of strategic targets;

    (i)
    Promotion of innovation;

    (j)
    Employee evaluation surveys;

    (k)
    Regulatory and legal targets;

    (l)
    Success in raising capital;

    (m)
    Attainment of milestones;

    (n)
    Clinical trials;

    (o)
    Business development and licensing goals;

    (p)
    Meeting the Company's budget; and

    (q)
    Compliance with corporate governance rules.

    4.3.5.
    Examples of non-measurable criteria that may be considered under Section 4.3.3 include:

    (a)
    Contribution to the Company' business, profitability and stability;

      (b)
      The need to retain an Executive with skills, know-how or unique expertise;

      (c)
      The responsibility imposed on an Executive;

      (d)
      Changes that occurred in the responsibility imposed on an Executive during the year;

      (e)
      Performance satisfaction, including assessing the degree of involvement of an Executive and devotion of efforts in the performance of the Executive's duties);

      (f)
      Assessment of an Executive's ability to work in coordination and cooperation with other employees; and

      (g)
      Contribution to an appropriate control environment and ethical environment.

    4.3.6.
    The annual cash bonus for an Executive will not exceed in any given year the following:

    a.
    CEO—100% of the Executive Officer's annual Base Salary;

    b.
    Other Executive Officers—80% of the Executive Officer's annual Base Salary.

  4.4.
  Equity-Based Compensation.

  4.4.1.
  Equity awards will be made in the manner prescribed by the Company's Amended and Restated 2009 Stock Incentive Plan, as amended, and under such other equity plans for employees of the Company or its Affiliates that the Company may adopt from time to time (the "Equity Plans").

  4.4.2.
  Equity awards will be subject to an overall vesting period or reverse-vesting, as applicable of no less than two (2) years (including, periodic vesting dates during such period and portions that may be fully vested upon grant). The above minimum vesting or holding period is an appropriate incentive, on a long-term basis. As set forth in the Equity Plans, the Equity Plan administrator shall also have the authority to determine the specific vesting schedule, including partial or full acceleration of vesting of equity awards in certain events, including termination events or change in control, as the Equity Plan administrator deems appropriate, as well as other adjustments, modifications and changes (including re-pricing and extension of periods) to the terms of the equity awards (which adjustments, modifications and adjustments may be made either at the time of approval of the award or at any time thereafter), as permitted under the terms of the Equity Plans and subject to applicable law and regulatory or applicable tax authorities approvals.

  4.4.3.
  The Equity awards will not exceed in value (based on accepted valuation methods), on the date of grant, per vesting annum (calculated on a linear basis), the following amounts:

  a.
  CEO—750% ((Matches ratio below)) of his annual Base Salary;

  b.
  Other Executive—600% of his annual Base Salary.

  4.4.4.
  The Company may approve to continue the vesting and/or the exercise eligibility of an Executive's equity awards after termination of such Office

      Holder's service or engagement, in excess of the provisions of the Equity Plans (including, during transition or adjustment periods or thereafter).

    4.4.5.
    The Board and/or the Committee may amend other terms of an Executive's grant(s) to the extent provided in the applicable Equity Plan.

Overall compensation—Ratio between fixed and variable compensation.    The ratio between the fixed compensation (Base Salary) and the variable compensation (Cash Bonus; Equity-awards) will be up to 1:7.5 for CEO and 1:6 for other Executive.

5.
COMPONENTS OF TERMS OF OFFICE AND ENGAGEMENT OF A DIRECTOR.    The Terms of Office and Engagement of a Director, excluding External Director (as defined in the Companies Law)  ~~or a director who is a member of the Compensation Committee~~, may include a combination of all or any part of the components mentioned in Section 4 above. In each instance, a consideration shall be made as to which components are appropriate and their respective weight. The Terms of Office and Engagement of an External Director ~~and a director who is a member of the Compensation Committee~~, shall be subject to the Companies Law, and may be determined as permitted by the Companies Law and the applicable regulations promulgated thereunder.

6.
RECOUPMENT.    The Terms of Office and Engagement of an Office Holder shall include provisions that require an Office Holder to repay to the Company amounts paid to such Officer Holder as part of the Terms of Office and Engagement, if they were paid on the basis of figures that later transpired to be incorrect and were restated in the Company's financial statements. The Compensation Committee shall be entitled to determine the amounts and conditions of such repayment, which may include terms under which (i) repayment will be made either on a pre-tax basis or an after-tax basis, unless and to the extent the Office Holder was able to recoup tax payments made with respect to the amounts to be repaid, (ii) the period of time after which no repayment obligation shall arise from the date on which the original payments was due to be made, which period shall be no less than 1 year (iii) the period of time of no more than 36 months over which the repayment payments to the Company shall be made and the ability to make the repayment in installments, (iv) no repayment obligation shall arise in the event that the reason or basis for the restatement was due to changes in the Applicable Law, including generally acceptable accounting principles or financial reporting standards; and (v) such other provisions as determined in each case. Nothing in this Section 6 shall derogate or limit from any other or similar provisions imposed on an Office Holder by Applicable Law.

7.
UPDATES AND AMENDMENTS TO OFFICE HOLDERS' ENGAGEMENT AGREEMENTS.

7.1.
The Company is allowed to update and amend the Terms of Office and Engagement of an Office Holders, who is not subordinated to the CEO, subject to the examination of the parameters set forth in Section 3 above, provided however, that the maximus annual change in the Terms of Office and Engagement of each Office Holder, shall not exceed 10% of each of such office holder's components compensation prior to such change in each calendar year, by the sole approval of Company's Compensation Committee and with respect to Office Holders, who is subordinated to the CEO, with the sole approval of Company's CEO.

7.2.
In addition, The Company is allowed to update and amend the Terms of Office and Engagement of an Office Holders, who is not subordinated to the CEO, in direct relation to increase or decrease in his scope of engagement with the Company by the sole approval of Company's Compensation Committee and with respect to Office Holders, who is subordinated to the CEO, with the sole approval of Company's CEO.

  7.3.
  For the avoidance of any doubt, any change and/or update in Terms of Office and Engagement of an Office Holder, shall be in accordance to the terms of this Compensation policy, including without limitation, with respect to the maximum amounts which can be paid in connection with the fixed components compensation (Base Salary) and the variable components compensation and the ratio between them.

~~7.~~8.
EFFECTIVENESS; TERM.

~~7.1.~~8.1.
This Policy shall take effect upon its approval in accordance with the Companies Law.

~~7.2.~~8.2.
This policy will remain in force for a period of three years as of the date of its approval by the General Meeting of Company's Shareholders except that it will terminate at the earlier of (i) such time that the Policy is no longer in effect under the Companies Law, or (ii) such time as the Company as the determination of Terms of Office and Engagement of Office Holders is not required to be made pursuant to a Compensation Policy under the Companies Law, including, without limitation of the foregoing, in the event that the Company ceases to be a Public Company (as defined in the Companies Law), in which case this Policy shall have no effect with respect to Terms of Office and Engagement of Office Holders with respect to the period after the Company ceasing to be a Public Company.

~~8.~~9.
NON-EXCLUSIVITY OF THIS POLICY.

~~8.1.~~9.1.
Neither the adoption of this Policy nor the submission of this Policy to shareholders of the Company for approval (to the extent required under the Companies Law), shall be construed as creating any limitations on the power or authority of the Board or the Committee to adopt such other or additional incentive or other compensation arrangements of whatever nature as they may deem necessary or desirable or preclude or limit the continuation of any other policy, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliate now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

~~9.~~10.
GOVERNING LAW.    The Policy shall be governed by the laws of the State of Israel, excluding its conflict of law rules, except with respect to matters that are subject to tax or labor Laws in any specific jurisdiction, which shall be governed by the respective Laws of such jurisdiction. Certain definitions, which refer to Laws other than the Laws of such jurisdiction, shall be construed in accordance with such other Laws.

~~10.~~11.
SEVERABILITY.    If any provision of this Policy shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Policy shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with the applicable law as it shall then appear.

****

STEADYMED, LTD. ANNUAL GENERAL MEETING OF SHAREHOLDERS October 5, 2016 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND A VOTE “FOR” PROPOSALS 2 THROUGH 7. Please mark your votes like this FOR AGAINST ABSTAIN 1. 2. Approve the Company’s Eleventh Amended and Restated Articles of Association; Reclassify Elizabeth Cermak and Donald Huffman (both former external directors) as Class I directors with terms expiring upon the annual general meeting of shareholders in 2018 and reclassify Ron Ginor (an existing Class I director) as a Class III director with a term expiring upon the annual general meeting of shareholders in 2017; Elect Keith Bank (an existing Class II director) to continue to serve as a Class II director, for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Associations or the Israeli Companies Law, 5759-1999 (“Companies Law”); Elect Stephen Farr (an existing Class II director) to continue to serve as a Class II director, for a term of three years, to hold office until our annual general meeting of shareholders in 2019 and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Associations or the Companies Law; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3a. FOR AGAINST ABSTAIN 3b. 4. Approve the adoption of an amended compensation policy; To confirm that you have a personal interest in this proposal mark “YES”, otherwise mark “NO” to indicate that you do not have a personal interest in this proposal. FOR AGAINST ABSTAIN YES NO FOR AGAINST ABSTAIN 5. Appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, and until the next general meeting; Approve an amendment to the Company’s Amended and Restated 2009 Stock Option Plan; Approve grant of stock options to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company; FOR AGAINST ABSTAIN 6. 7. FOR AGAINST ABSTAIN YES NO To confirm that you have a personal interest in this proposal mark “YES”, otherwise mark “NO” to indicate that you do not have a personal interest in this proposal. 8. Report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements; and Transact any other business that may properly come before the meeting or any postponements or adjournments of the meeting. 9. All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting. For each of Proposal 4 and Proposal 7, if you do not mark whether you have a personal benefit or other interest in such proposal, your vote will not be counted in determining the vote on such proposal. COMPANY ID: By signing this Proxy, the undersigned hereby declares not to be a “Controlling Shareholder” as defined in the Israel Companies Law, 1999, with respect to any of the proposals above. PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2016. Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signed is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. X PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2016 The proxy statement, proxy card and financial statements as included in our Annual Report on Form 10-K filed on March 29, 2016 are available at www.cstproxy.com/steadymed/2016 STEADYMED LTD. NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON October 5, 2016 This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of SteadyMed Ltd., an Israeli corporation (“we”, “us”, “our”, or the “Company”), in connection with our Annual General Meeting of Shareholders to be held on Wednesday, October 5, 2016 at 10:00 a.m. local time, at the offices of SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583. At the meeting shareholders will vote on (i) approval of amended and restated articles of association, (ii) reclassification of certain members of the board of directors, (iii) election of directors, (iv) adoption of an amended compensation policy, (v) appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2016, (vi) amendment to our Amended and Restated 2009 Stock Option Plan, and (vii) approval of the grant of stock options of our chief executive officer, as well as transact any other business that may properly come before the meeting. The record date for the meeting is August 29, 2016. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. By signing and returning the proxy card, you authorize Jonathan M.N. Rigby, President and Chief Executive Officer of SteadyMed, or David W. Nassif, Executive Vice President and Chief Financial Officer of SteadyMed, to represent you and vote your shares at the meeting in accordance with your instructions. He may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy will be voted FOR such matter. Any and all proxies heretofore given by the undersigned are hereby revoked. (Continued and to be marked, dated and signed, on the other side)